As filed with the Securities and Exchange Commission on April 28, 2023

File No.  333-212090

File No. 811-05817

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO. 26 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

AMENDMENT NO. 109  ☒

VARIABLE ANNUITY-2 SERIES ACCOUNT

(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

(Name of Depositor)

8515 E Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

 (303) 737-3000

(Depositor’s Telephone Number, including Area Code)

 Brandon J. Cage, Esquire
 Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

 Stephen Roth, Esq

Thomas Bisset, Esq.

Eversheds Sutherland (US) LLP

700 6th Street, NW

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on               pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:

 Individual Flexible Premium Variable Annuity Contract

PROSPECTUS
May 1, 2023
Great‑West Smart Track® Advisor Variable Annuity
Issued by Empower Annuity Insurance Company of America
(formerly known as Great‑West Life & Annuity Insurance Company)
Variable Annuity‑2 Series Account
P.O. Box 1854
Birmingham, Alabama 35201‑1854
Telephone: 1‑877‑723‑8723

This Prospectus describes the Great-West Smart Track® Advisor Variable Annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) (“we,” “us,” or “Empower”) issued the Contract to eligible persons in all United States jurisdictions except New York. The Contract may be owned by one or two natural persons, an IRA custodian or trustee, by a Non-Grantor Trust, or by a Grantor Trust with only one Grantor or with two Grantors who are one another’s Spouse as of the Effective Date (see “Special Terms” below for definitions of capitalized terms). The contract is no longer available to new purchasers.
When you contribute money to the Contract, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to optional Guaranteed Lifetime Withdrawal Benefit Riders) (GLWB Riders). Payments under a GLWB Rider are taken from the Contract Owner’s Annuity Account Value and the chance of outliving the Annuity Account Value and receiving payments from the Company may be minimal. You should consider which features are important to you and the amount of Series Account charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Strategy or a Covered Fund under the Income Strategy.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This Prospectus provides important information about the Series Account and investment options that you should know about the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements. Please read this Prospectus carefully and keep it on file for future reference.
The Contract was sold to customers of Consultants and is intended to be used by investors who have engaged these Consultants to manage their Annuity Account Value for a fee. The fee that your Consultant charges you for the management of the Annuity Account Value is covered in a separate agreement between you and the Consultant and is in addition to the fees and expenses for the Contract that are described in this Prospectus.If you choose to have the fee paid to your Consultant deducted from your Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which you are invested (i.e., in the same proportion that your investment in the Sub-Account has to your Annuity Account Value). If you allocated your Annuity Account Value to the Investment Strategy, the deduction will reduce your Death Benefit, and may be subject to federal and state income taxes and a 10% federal additional tax. If you allocated your Annuity Account Value to the Income Strategy, the deduction will reduce your Death Benefit and may be subject to federal and state income taxes and a 10% federal additional tax, and may also reduce the GLWB Benefit Base and the amount of the Guaranteed Annual Withdrawals. We offer other variable annuity products with different product features, benefits, and charges.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Retirement Resource Operations Center (both regular and overnight mail)
Regular Mail:
PO Box 1854
Birmingham, Alabama 35201-1854
C000173055

Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
877-723-8723
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
1035 Exchange A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
Accumulation Credit  The percentage used to determine the amount of the guaranteed minimum increase of the Benefit Base under the Great-West Secure Income Plus GLWB Rider. The Accumulation Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Accumulation Credit are based on the date you signed the application to purchase the Contract. For the Accumulation Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Accumulation Unit An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, Annuitant means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the Primary Annuitant. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named and the Annuitant will be considered the Primary Annuitant.
Annuity Account An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.
Annuity Account Value The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.
Annuity Payout Period The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Automatic Bank Draft Plan  A feature, if made available by Empower, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficial Owner For a Contract held as a Non-Qualified Stretch Annuity, the natural person who is the designated Beneficiary of any Death Benefit proceeds as a result of the death of the Owner. The Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust.
Beneficiary The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the Death Benefit or elect to continue this Contract in force. If a Non-Grantor Trust owns the Contract, the Owner will at all times be the Beneficiary.
Benefit Base For purposes of the GLWB Riders, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The

Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Consultant One or more investment managers or financial advisors designated by an Owner to provide advisory services to an Owner. Consultants may be registered as investment adviser representatives.
Contingent Annuitant The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and at least 30 days prior to the Annuity Commencement Date. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named.
Contingent Beneficiary The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contract Year Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.
Contributions Amounts of money you invest or deposit into your Annuity Account.
Covered Fund(s) Interests in Sub-Accounts approved by Empower for the Income Strategy.
Covered Fund Value The aggregate value of each Covered Fund.
Covered Person(s) For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be a Covered Person and if there are two Covered Persons, the Joint Covered Person must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Non-Grantor Trust owns the Contract, the Covered Person, if any, must be the Annuitant.
Death Benefit The amount payable to the Beneficiary when the Owner or the Annuitant dies. Death Benefit Option 1 provides for the return of Annuity Account Value; Death Benefit Option 2 (also called the Guaranteed Minimum Death Benefit) provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.
Decree A divorce or separation instrument, as defined in Section 121(d)(3)(C)(i) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Empower accepts and approves, except as otherwise agreed.
Distributions Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Distribution Credit The amount by which the GAW% is increased for Rider Contributions aged 5 years or more prior to starting the GAW Phase under the Great-West Secure Income Max GLWB Rider. The Distribution Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Distribution Credit are based on the date you signed the application to purchase the Contract. For the Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Effective Date The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.
Eligible Designated Beneficiary (EDB) a designated Beneficiary that also meets the requirements defined in Code Section 401(a)(9)(E)(ii). An EDB includes: (i) the surviving Spouse of the Owner; (ii) a minor child (until they reach the age of majority); (iii) a disabled person (within the meaning of Code Section 72(m)(7)); (iv) a chronically ill person; or (v) an individual who is not more than 10 years younger than the Owner. A Beneficiary’s status as an EDB is determined on the date of the Owner’s death.

Excess Withdrawal An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other such amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base. The Guarantee Benefit Fee, the M&E Charge, and up to 1.5% of Covered Fund Value to pay for Consultant fees shall not be treated as a Distribution or Excess Withdrawal for this purpose. Deductions from the Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; deductions for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, and would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider.
FFF Portfolios Investment Strategy Portfolios, the Sub-Accounts of which may be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee.
Fund Facilitation Fee An amount deducted at the end of each valuation period from Sub-Account assets, if any, invested in certain Investment Strategy Portfolios called the FFF Portfolios. The Fund Facilitation Fee may also be referred to as a platform charge. The Fund Facilitation Fee will be reflected in the Accumulation Unit values of the Sub-Accounts invested in the FFF Portfolios you select. See “Fund Facilitation Fee” below for more information.
GLWB Accumulation Phase The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Riders The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Empower in the Income Strategy, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available through all financial intermediaries. All GLWB Riders available at the time you purchase your Contract will remain available for you to elect for the duration of your Contract. You may only elect one GLWB Rider. All guarantees are subject to the claims paying ability of Empower.
GLWB Rider Contributions Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
GLWB Rider Election Date The Business Day on which the Owner or Spouse Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 86 years old.
GLWB Settlement Phase The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.
Grantor The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.
Grantor Trust A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.
Great-West Secure Income Foundation GLWB Rider Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). The GAW% and Joint GAW% are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Max GLWB Rider Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). A higher GAW% may be available for Rider Contributions aged 5 years or more prior to starting the GAW Phase. The GAW%, Joint GAW% and Distribution Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Plus GLWB Rider Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years. The GAW%, Joint GAW% and Accumulation Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Accumulation Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guarantee Benefit Fee The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) The percentage of the Benefit Base that determines the amount of the GAW. The GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and GAW% are based on the date you signed the application to purchase the Contract. For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guaranteed Annual Withdrawal (GAW) Phase The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
Guaranteed Minimum Death Benefit (also called Death Benefit Option 2) Provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.
Income Strategy Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.
Income Strategy Account Value The sum of the values of the Sub-Accounts in the Income Strategy credited to the Owner under the Annuity Account. The Income Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date The date of the first Installment under a GLWB, which must be a Business Day.
Installments Periodic payments of the GAW.
Investment Strategy Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.
Investment Strategy Account Value The sum of the values of the Sub-Accounts in the Investment Strategy credited to the Owner under the Annuity Account. The Investment Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Joint GAW% are based on the date you signed the application to purchase the Contract. For the Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Mortality and Expense Risk Charge (M&E Charge) An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Empower for bearing certain mortality and expense risks under the Contract.

Non-Grantor Trust A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor’s estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application.
Non-Qualified Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Non-Qualified Stretch Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code, and in which a Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. The Owner of a Contract held as a Non-Qualified Stretch Annuity may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. We may issue this Contract as a Non-Qualified Stretch Annuity Contract.
Owner (Joint Owner) or You The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract while the Annuitant is living. The Owner must be age 85 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.
Payout Election Date The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios (including the FFF Portfolios) and the Income Strategy Covered Funds may be referred to as Portfolios in this Prospectus.
Premium Tax A tax that a state or other governmental authority charges. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date, or the Annuity Account Value when incurred by Empower or at another time of Empower’s choosing.
Qualified Annuity Contract An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. If any anniversary is a non-Business Day, the Ratchet Date will be the following Business Day for that year.
Rate Sheet Supplement Supplements to the Prospectus which we periodically filed with the SEC (prior to ceasing sales of the Contract) that detail and modify certain rates associated with the GLWB Riders. Rate Sheet Supplements will disclose the GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. You may contact the Retirement Resource Operations Center at (877) 723-8723 for a copy of the Rate Sheet Supplement applicable to your Contract. GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212090.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to Empower that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Empower)

or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Empower before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.
Retirement Resource Operations Center  You may write to us at PO Box 1854, Birmingham, Alabama 35201-1854 (Regular Mail) or 2801 Highway 280 South, Birmingham, Alabama 35223 (overnight mail); call us at 877-723-8723; or email us at AnnuityOperations@greatwest.com.
Series Account Variable Annuity-2 Series Account, the segregated asset account established by Empower under Colorado law and registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account A division of the Series Account containing the shares of a Portfolio in the Investment Strategy (including the FFF Portfolios), the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Successor Beneficiary Upon the death of the Beneficial Owner, the natural person who is entitled to receive the Beneficial Owner’s remaining interest in a Contract held as a Non-Qualified Stretch Annuity. A Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. A non-natural entity, such as a Grantor Trust or Non-Grantor Trust, is not permitted as a Successor Beneficiary of a Contract held as a Non-Qualified Stretch Annuity.
Surrender Value Your Annuity Account Value on the Transaction Date of the surrender, less any Premium Tax and other taxes.
Transaction Date The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer Moving amounts from and among the Sub-Account(s).
Underlying IRA Holder The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be natural persons.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
Charges for Early Withdrawals	There are no charges for surrenders or partial withdrawals prior to the Annuity Commencement Date.
Transaction Charges
You may be charged for other transactions. This included a deduction for State Premium Taxes each time a Contribution is made.
For additional information about transaction charges, see “CHARGES AND DEDUCTIONS FEE TABLE” in the Prospectus.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the table do not reflect any Consultant fees paid from Annuity Account Value or other assets of the Owner and if such charges were reflected, the fees and expenses would be higher.
Annual Fee	Minimum	Maximum
Base contract (1)	0.20%	0.20%
Investment options (Portfolio fees and expenses) (2)	0.12%	2.40%
Optional Guaranteed Lifetime Withdrawal Benefit Riders available for an additional charge (for a single optional benefit, if elected) (3)	0.90%	2.25%
Great-West Secure Income Plus GLWB Rider	2.25%	1.30%
Great-West Secure Income Max GLWB Rider	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider	1.50%	0.90%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the Mortality and Expense Risk Charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Portfolio Assets.These expenses include the Fund Facilitation Fees charged for FFF Portfolios. See “Fund Faciliation Fee” for more information.

(3)
Charges are assessed quarterly, as a percentage of the current Benefit Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand that cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
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Lowest Annual Cost: $320	Highest Annual Cost: $4,450
Assumes:	Assumes:

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Least expensive combination of Portfolio fees and expenses

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No optional GLWB Rider

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No sales charges

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No additional purchase payments, transfers or withdrawals

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No Consultant fees

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Most expensive combination of GLWB Rider fee, and Covered Funds or Portfolio fees and expenses

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No sales charges

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No additional Purchase Payments, transfers, or withdrawals

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No Consultant fees

RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

RISKS
Not a Short-Term Investment
This Contract is a long-term investment and is typically most useful as part of a personal retirement plan. It is not suitable as a vehicle for short-term savings and is not appropriate for an investor who needs ready access to cash. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. Early withdrawals may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than 59½.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “DEDUCTIONS TO PAY CONSULTANT FEES” and “OVERVIEW OF THE VARIABLE ANNUITY CONTRACT” in the Prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the investment performance of the Portfolios corresponding to the Sub-Accounts you select.
Each Portfolio has its own unique risks.
You should review the prospectuses for the Portfolios before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “THE PORTFOLIOS” and “WHERE TO FIND MORE INFORMATION ABOUT THE PORTFOLIOS” in the Prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Empower. More information about Empower, including its financial strength ratings, is available upon request from Empower by contacting the Retirement Resource Operations Center at (800) 838-0650.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” and “EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA” in the Prospectus.

RESTRICTIONS
Investments
Currently, there is no charge when you transfer Annuity Account Value among the Sub-Accounts. However, we reserve the right to charge $25 for each transfer in the future.
If you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
In addition, we reserve the right to reject or restrict transfers if we determine that the transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict a transfer by the applicable Portfolio.
Empower also reserves the right to discontinue or substitute any Portfolio as an investment option that is available under the Contract.
For additional information about Investments, see “ADDITION, DELETION, OR SUBSTITUTION OF SUB-ACCOUNTS”,”GUARANTEED LIFETIME WITHDRAWAL BENEFIT”,”TRANSFERS”, and “MARKET TIMING AND EXCESSIVE TRADING” in the Prospectus.

RESTRICTIONS
Optional Benefits
Excess Withdrawals will reduce your Covered Fund Value and may reduce the value of your Benefit Base by an amount greater than the value withdrawn or result in termination of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”). If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. If deductions of Consultant fees from Covered Fund(s) in the Income Strategy exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under the GLWB Rider.
The GLWB Riders require you to allocate Annuity Account Value to the Covered Funds available under the Income Strategy. The number and type of Covered Funds are limited. If you fail to satisfy these investment requirements, we may terminate the benefit. In addition, if you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.
Empower reserves the right to refuse to accept additional GLWB Rider Contributions to the Covered Fund(s).
The Benefit Base may not exceed $5 million.
For additional information about the optional benefits, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT” and “DEDUCTIONS TO PAY CONSULTANT FEES” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in , payments received under, and other transactions in connection with the Contract.
There is no additional tax deferral to the investor if the Contract is purchased through an individual retirement arrangement (IRA).
Withdrawals will be taxed at ordinary income tax rates, and may be subject to an additional tax if you take a withdrawal before age 59½. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½.
For additional information about tax implications, see“DEDUCTIONS TO PAY CONSULTANT FEES” “TAX CONSEQUENCES OF WITHDRAWALS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have received compensation for promoting and selling this Contract to you in the form of marketing allowances, promotional incentives, cash, and other compensation. Some investment professionals continue to receive Consultant fees based on Annuity Account Value under the Contract. These investment professionals may have a financial incentive to continue to recommend investment in the Contract over another investment.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your current Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Variable Annuity Contract
Purpose of the Contract
The Smart Track Advisor Variable Annuity is an individual flexible premium variable annuity that provides a Death Benefit. The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, or plan for your retirement. You can accumulate assets by investing money in the Contract’s variable investment options (the Sub-Accounts) and then later convert those accumulated assets into a stream of guaranteed income payments from us. In the event of your death before annuity payouts begin, we will pay a Death Benefit to your Beneficiaries based on one of two Death Benefit Options available under the Contract. The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders are available any business day prior to your 86th birthday, and are designed to help you achieve your financial goals and protect against certain financial risks.
If the Contract Owner elects to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion as the Contract Owner’s investment in the Sub-Account has to their Annuity Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Strategy and Income Strategy, the deduction will reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal additional tax. Where the deduction of Consultant fees from Covered Fund(s) in the Income Strategy exceeds 1.5% of Cover Fund Value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under the GLWB Rider. See “Deductions to Pay Consultant Fees” for more information.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Portfolios. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the Contract. You may want to consult your financial or tax advisor.
Phases of the Contract
There are two phases of the Contract: the accumulation phase and the annuity phase. During the accumulation phase, you may allocate your money between the two strategies that comprise the Series Account: (1) the Investment Strategy and (2) the Income Strategy. When you make a Contribution to your Contract, you choose how your Contributions are allocated between the Portfolios in the Investment Strategy and the Covered Fund(s) in the Income Strategy. You may allocate all or a portion of Contributions to either Segment Strategy, and generally transfer all or part of your Annuity Account Value among and between the Sub-Accounts.
Investment Strategy. Under the Investment Strategy, you invest the money under your Contract in one or more available variable investment options to help you build assets on a tax-deferred basis. The available investment options include:
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Portfolios. The Investment Strategy consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers.

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FFF Portfolios. The Sub-Accounts under the Investment Strategy investing in FFF Portfolios may be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee.

Additional information about each Portfolio is provided in an appendix to this Prospectus. Please see Appendix A – Portfolios Available Under the Contract.
The amount of money you accumulate in the Investment Strategy depends (in part) on the performance of the investment options you choose. Your accumulated assets impact the value of your Contract’s benefits, including the Death Benefit and the amount available for withdrawal.
Under the Investment Strategy, you may choose to receive payouts through periodic withdrawals from the Investment Strategy Account Value or by electing to receive annuity payouts from your Contract. Electing to receive annuity payouts is referred to as “annuitizing” your Contract.
Income Strategy. If you choose to elect one of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders, you must make an allocation or transfer to the Income Strategy. The Income Strategy consists of several Portfolios that we refer to as Covered Funds. Your accumulated assets in the Income Strategy impact the value of your GLWB Rider and Guaranteed Annual Withdrawals. You can make subsequent Contributions to the Income Strategy at any time before you begin receiving annuity payments. The Income Strategy consists of two phases: (1) the GLWB Accumulation Phase and (2) the Guaranteed Annual Withdrawal Phase.
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GLWB Accumulation Phase. The GLWB Accumulation Phase begins when you make a GLWB election by investing money in a Covered Fund(s) under the Income Strategy. You may make additional Contributions to the Covered Fund(s) after your initial GLWB Rider Contribution, subject to restrictions. The GLWB Accumulation Phase ends when you elect to begin taking Guaranteed Annual Withdrawals.

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Guaranteed Annual Withdrawal (“GAW”) Phase. When you are ready to receive GAWs under a GLWB Rider, you may elect to begin the GAW Phase. The GAW Phase cannot begin until all Covered Persons attain age 59½. At that time, you may elect to begin receiving Installments. Additional Contributions may be made during the GAW Phase; however, no additional Contributions may be made if you elect to annuitize your Contract.

Once you annuitize your Contract, you will receive a stream of income payments from us, but you will be unable to make additional Contributions or take withdrawals, other than your annuity payouts. If you elect to annuitize your Contract, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. However, if you have already initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized. Once Installments under a GLWB Rider have begun, the Income Strategy cannot be annuitized.
You decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or surrender your Contract, your Contract will automatically be annuitized on your 99th birthday. You may also purchase an annuity payout option if your Investment Strategy Account Value meets the minimum requirement. There are a variety of annuity payout options from which you may choose, including payments for life or for a guaranteed period of years.
Contract Features
Accessing Your Money. You may withdraw money from your Contract at any time before the Annuity Payout Period. If you make a withdrawal, you may have to pay income taxes, including an additional tax if you are younger than age 59½. Withdrawals may negatively impact the value of your Contract’s benefits, and may cause an optional GLWB Rider to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are generally not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payout, or upon payment of the Death Benefit.
Optional Benefits. You may be able to elect (or may have elected) one of the optional GLWB Riders under the Contract for an additional fee. The GLWB Riders may not be available through all financial intermediaries. The GLWB Riders can be elected at any time before your 86th birthday. Each GLWB Rider option is designed to provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary or Beneficiaries. The amount distributed will depend on which of the two Death Benefit Options you select. The Contract offers a choice of two Death Benefit Options: Death Benefit Option 1 and Death Benefit Option 2.
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Death Benefit Option 1. The Death Benefit is your Annuity Account Value minus any Premium Tax. This Death Benefit is the default Death Benefit offered by the Contract.

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Death Benefit Option 2. The Death Benefit is the greater of  (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the proportionate impact of partial withdrawals, distributions and Premium Tax, if any. This Death Benefit is offered only through an endorsement to the Contract.

Additional Services and Features.
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Dollar Cost Averaging. This program allows for systematic transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy.

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Rebalancer. This feature allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation.

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Automatic Bank Draft Program. This feature allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

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Periodic Withdrawals. You may Request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. If you choose to receive payouts from your Contract through periodic withdrawals, you may select from a variety of payout options.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The fees and expenses in the tables do not reflect any Consultant fees paid from Annuity Account Value and if such fees were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

OWNER TRANSACTION EXPENSES
Maximum Transfer Fee (1)	$25

(1)
Currently, we do not charge a fee for transfers. We reserve the right to impose a Transfer Fee up to the stated amount for transfers in excess of 12 per year. Transfers made electronically using our website will not incur a Transfer Fee and will not count against your annual 12 free transfers per year.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses.If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
Maximum
Base Contract Expenses (% of average Annuity Account Value)(1)	0.40%
Optional GLWB Rider Fees(2)	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly, as a percentage of the current Benefit Base)
Great-West Secure Income Plus GLWB Rider	2.25%	1.30%
Great-West Secure Income Max GLWB Rider	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider	1.50%	0.90%

(1)
The Base Contract Expenses include the Mortality and Expense Risk Charge, which is based on the Death Benefit you selected when you purchased your Contract. The table shows the highest charge, which is associated with Death Benefit Option 2: Guaranteed Minimum Death Benefit. The charge for Death Benefit Option 1: Return of Account Value Death Benefit is 0.20%. For more information, see the “Mortality and Expense Risk Charge” section of the Prospectus.

(2)
GLWB Rider Fees will not apply to your Contract if you do not elect a GLWB Rider. The maximum GLWB Rider Fee reflected in the Fee Table will not change; however, the current fee may be different depending on when you elect a GLWB Rider.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before any waivers or reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
A complete list of Portfolios available under the Contract, including their annual expenses, may be found at the back of this Prospectus.

RANGE OF EXPENSES FOR THE FUNDS
Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, any applicable Fund Facilitation Fees, distribution and/or service (12b-1) fees, and other expenses)(1)(2)	0.12%	2.40%

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(1)
Several of the Portfolios (the Empower Profile Funds, the Empower Lifetime Funds, and the Empower Secure Foundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Empower Funds, portfolios in the same group of investment companies as Empower Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Empower Profile Funds, Empower Lifetime Funds, and Empower Secure Foundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Empower Profile Funds, the Empower Lifetime Funds, and Empower Secure Foundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

(2)
The Total Annual Portfolio Operating Expenses include the Fund Facilitation Fees charged for FFF Portfolios. See “Fund Faciliation Fee” for more information.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THIS INFORMATION PROVIDED BY UNAFFILIATED PORTFOLIOS.
Example of Charges
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses,Base Contract Expenses, any optional rider charges and Portfolio fees and expenses. These Examples do not reflect any Consultant fees paid to Consultants from Annuity Account Value or other assets of the Owner, and if such fees were reflected, costs would be higher.
Scenario 1: Income Strategy — Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $100,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$3,880	$12,365	$21,901	$51,108

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$3,880	$12,365	$21,901	$51,108
Scenario 2: Income Strategy — Current Guarantee Benefit Fee Example. The Example below assumes that you invest $100,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, highest current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$2,930	$9,423	$16,841	$40,151

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$2,930	$9,423	$16,841	$40,151
Scenario 3: Investment Strategy — Maximum M&E Charge Example. The Example below assumes that you invest $100,000 in the Investment Strategy of the Contract (and nothing in the Income Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge and the maximum fees and expenses of any of the Portfolios in the Investment Strategy. For purposes of this example, we have assumed nothing is invested in Investment Strategy Sub-Accounts subject to the Fund Facilitation Fee. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$2,800	$9,016	$16,133	$38,579

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$2,800	$9,016	$16,133	$38,579
Scenario 4: Investment Strategy — Maximum Fund Facilitation Fee Example. The Example below assumes that you invest $100,000 in the Investment Strategy FFF Portfolio Sub-Accounts (and nothing in the Income Strategy or in any Investment Strategy Sub-Account that does not require payment of the Fund Facilitation Fee) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Fund Facilitation Fee, maximum M&E Charge, and the maximum fees and expenses of any of the FFF Portfolios in the Investment Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. For additional information, see “Fund Facilitation Fee” below.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$1,250	$4,085	$7,418	$18,385

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$1,250	$4,085	$7,418	$18,385
These Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract, nor do they include the impact of Transfer fees should Empower in the future exercise its right to impose such fees.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. You bear the risk of any decline in the Annuity Account Value resulting from the performance of the investment options you have chosen. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, the Contract may not be right for you. The benefits of tax deferral, long-term income, and optional benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% additional tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the Death Benefit. In addition, an Excess Withdrawal may reduce the value of a GLWB Rider by an amount greater than the amount withdrawn and could result in termination of the benefit. A surrender will result in the termination of your Contract. Partial withdrawals or surrenders from the Contract are not permitted after annuity payouts begin. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. If deductions of Consultant fees from Covered Fund(s) in the Income Strategy exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under a GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information.
Selection Risk. There is a risk that you may not choose, or may not have chosen, the benefit that is best suited for you based on your present or future needs and circumstances, and that the benefits that are more suited for you (if any) may not be available. In addition, if you elect the GLWB Rider and do not use it, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of the GLWB Rider, if any, will ultimately be less than the amount you paid for the benefit.
Investment Requirements Risk. If you elect the GLWB Rider, you will be subject to investment requirements that require you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. We may terminate your optional benefit if you fail to satisfy such investment requirements. We limit the number and type of Covered Funds available to you under the Income Segment and limit your ability to take certain actions under the Contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Annuity Account Value and the potential growth of your benefits. This may conflict with your personal investment objectives.
Contribution Risk. Your ability to make subsequent Contributions is subject to restrictions. We reserve the right to refuse any Contribution, to further limit your ability to make subsequent Contributions, and require our prior approval before accepting Contributions. There is no guarantee that you will always be permitted to make Contributions.
Consultant Fee Risk. If the Contract Owner elected to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion that the Contract Owner’s investment in the Sub-Account has to their Annuity Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Segment and Income Segment, the deduction will reduce the Death Benefit. Where the deduction of Consultant fees from Covered Fund(s) in the Income Segment exceeds 1.5% of Covered Fund value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information. If you elect to have the Consultant fees paid out of your Annity Account Value, this deduction may be subject to federal and state income taxes and a 10% additional tax if you are younger than age 59½.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cyber Security Risks. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Annuity Account Value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release, loss, and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we, the Portfolios or Covered Funds, or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Empower is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to Great-West Life & Annuity Insurance Company in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America.
Empower is a wholly owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets of Empower’s general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus and guarantees under the Contract that exceed your Annuity Account Value (such as death benefits, living benefits, or other benefits available under the Contract), are paid from Empower’s general account, any amounts that Empower may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Empower’s financial strength and claims-paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.
On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.
Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and contidions. Empower will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower’s obligations under the Contract remain unchanged.
The Series Account
We established the Series Account in accordance with Colorado law on June 25, 2009. Prior to September 19, 2011, the Series Account was known as Varifund Variable Annuity Account.
The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Your Contributions under the Contract are held in the Series Account. The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares. We are obligated to pay all amounts promised to investors under the Contracts.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
All guarantees are subject to the claims paying ability of Empower. These guarantees include any payments we are required to make under the GLWB Riders in the GLWB Settlement Phase and Guaranteed Minimum Death Benefit proceeds that are paid from our general account assets. The assets of our general account are subject to the claims of our creditors.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. The currently available Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:
•
holds its assets separately from the assets of the other Portfolios;

•
has its own distinct investment objectives and policies; and

•
operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Not all Portfolios or Covered Funds will be available at all times or through all financial intermediaries. You should speak with your financial advisor about the Portfolios and Covered Funds available to you.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.

Payments We Receive
Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. Prior to October 5, 2020, Empower Financial Services, Inc. (formerly GWFS Equities, Inc.), a wholly-owned subsidiary of Empower, was the principal underwriter and distributor of the Contracts. Effective October 5, 2020, Investment Distributors, Inc. (“IDI”) became principal underwriter. IDI is a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI and Empower Financial Services, Inc. may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If Empower Financial Services, Inc. or IDI receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.
Such payments and fees create an incentive for us to offer Portfolios (or classes of shares of Portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Portfolio (or class of shares of a Portfolio) as an investment option under the Contract. Other available investment portfolios (or other available classes of shares of the Portfolios) may have lower fees and better overall investment performance than the Portfolios (or classes of shares of the Portfolios) offered under the Contract.
If you purchased the Contract through a Consultant, broker-dealer, or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your Consultant to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your Consultant. You may ask your Consultant about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary’s website for more information.
Portfolio Investment Objectives
More information about the Portfolios and Covered Funds, including brief descriptions of the investment objectives of the Portfolios available under the Investment Strategy and Covered Funds available under the Income Strategy, can be found in the appendix to this Prospectus. See Appendix A—Portfolios Available Under the Contract.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.
Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.protective.com/eprospectus.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Empower selects the Portfolios offered through the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Empower will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Empower Funds at least in part because they are managed by our directly owned subsidiary.

Empower does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.
Empower periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Application and Initial Contributions
The discussion of application and initial Contributions is provided for informational purposes only. Effective December 14, 2020, this Contract is no longer issued to new purchasers.
The first step to purchasing the Contract is to complete your Contract application and submit it with your initial minimum Contribution of  $10,000. You can make initial Contributions by check (payable to Empower), by transferring amounts from an eligible brokerage account, or by other method approved by Empower. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® Advisor Variable Annuity has a cash value of at least $10,000. You also may purchase the Contract through a rollover of assets from certain qualified retirement plans or IRAs, or as a beneficiary of an inherited IRA, provided the rollover amount or inherited amount is at least $10,000.
The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Empower. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Empower reserves the right to lower the minimum initial Contribution.
Right to Cancel Period
The discussion of the right to cancel period is provided for informational purposes only. Effective December 14, 2020, this Contract is no longer issued to new purchasers.
During the right to cancel period (ten days or the period required by your state), you may cancel your Contract. If you purchased your Contract as a replacement of an existing contract, the right of cancellation period is extended to 30 days (or such longer period as required by your state) from the date you received it. If you decide to cancel your Contract within the right to cancel period, you must return the Contract to the Retirement Resource Operations Center or an agent of Empower. Contracts returned during the right to cancel period will be void from the start and we will return the amounts discussed below, as of the Transaction Date the Request for cancellation is received.
During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. Except as noted below with respect to California, we will refund your Annuity Account Value, plus any charges and fees, as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and notice of cancellation.
For Owners age 60 and over in California, we will return the greater of Annuity Account Value plus fees and charges or the sum of Contributions plus fees and charges if you cancel your Contract so long as your Contributions are entirely allocated to the Money Market Sub-Account during the right to cancel period; however, if your Contributions are not entirely allocated to the Money Market Sub-Account during the right to cancel period, we will return your Annuity Account Value plus fees and charges. All material state variations to the Contract and GLWB Riders are disclosed in the attached Appendix B, as well as state variations to the right to cancel. After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no allocation instructions accompanying a subsequent Contribution, then allocations will be made in accordance with the standing allocation instructions you provided with your application. Allocations will be effective upon the Transaction Date.
In your Contract, the right to cancel period is also referred to as the right to examine.
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Strategy or the Income Strategy at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. (Subsequent Contributions to the Income Strategy may be permitted during the GAW Phase, depending on the terms of your GLWB Rider. See “Guaranteed Lifetime Withdrawal Benefit, Subsequent Contributions to Your Covered Fund(s)” below). Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Empower. If you make subsequent Contributions by check, your check should be payable to Empower.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Empower if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Empower reserves the right to cease accepting Contributions at any time at its discretion, as well as the right to modify the limitations set forth in this section.
Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:
•
Contributions allocated to the corresponding Sub-Account;

•
plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;

•
minus the daily M&E Charge;

•
minus any quarterly Guarantee Benefit Fee;

•
minus any Consultant fee;

•
minus any daily Fund Facilitation Fee; and

•
minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges, including any Consultant fees.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is as follows:

The Net Investment Factor is determined by dividing (1) by (2), and subtracting (3), and subtracting (4) from the result where:
1.
is the net result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

b.
the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

?
c.
a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Empower to have resulted from the investment operations of the Sub-Account, and

2.
is the result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus

b.
the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and

3.
is an amount representing the M&E Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.20% if you have selected Death Benefit Option 1 or 0.40% if you have selected Death Benefit Option 2; and

4.
is an amount representing the Fund Facilitation Fee deducted from each FFF Portfolio Sub-Account on a daily basis. Such amount is equal to 0.00% if you have not invested in the FFF Portfolio Sub-Accounts, or 0.35% if you have invested in the FFF Portfolio Sub-Accounts.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (1)(a) and (2)(a) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.
Transfers
While your Contract is in force, and subject to the terms of a GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.variableannuities.greatwest.com. Incoming Transfers to closed Sub-Accounts are not permitted.
Your Request must specify:
•
the amounts being Transferred;

•
the Sub-Account(s) from which the Transfer is to be made; and

•
the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios) may only be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee. For more information see “Fund Facilitation Fee” below.

Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contract Owners in the underlying Portfolios. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Empower will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.
If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume transfers into the identified Portfolio(s).
For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.
You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual Owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.
BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the Death Benefits and the GLWB Riders, other benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer	Allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation.	Optional	N/A
•
Income Strategy Account Value is not eligible for this program.

•
Not available once annuity payouts have begun.

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May not be used with dollar cost averaging.

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We reserve the right to modify or terminate this program at any time.

Dollar Cost Averaging	Arranges for systematic transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy.	Optional	N/A
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Minimum amount that can be transferred is $100.

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During the GAW Phase, dollar cost averaging transfers may not be made into the Income Strategy.

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Not available once annuity payments have begun.

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May not be used with Rebalancer.

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We reserve the right to modify or terminate this program at any time.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Periodic Withdrawals	Allows periodic withdrawals from the Investment Strategy.	Optional	N/A
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Only applies to Investment Strategy Account Value.

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Minimum withdrawal amount is $100.

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No additional Contributions may be made.

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Periodic Withdrawal will cease if you purchase an annuity payout option.

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We may limit the number of times you may restart a periodic withdrawal program.

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Withdrawals may be subject to federal and state tax consequences.

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Certain events will cause Periodic Withdrawals to end.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Secure Income Plus GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s), and provides for Accumulation Credits that increase the Benefit Base annually.	Optional	2.25% (as a percentage of the current Benefit Base)
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May not be elected with any other GLWB Rider.

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Covered Person(s) must be younger than age 86 on the Election Date.

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Only applies to assets in the Covered Funds.

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Deduction of Consultant fees may reduce the Benefit Base and GAWs.

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Excess Withdrawals may significantly reduce or terminate the benefit.

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Consultant fee deductions in excess of 1.5% of Covered Fund Value are Excess Withdrawals and will reduce the Benefit Base and GAWs. In any year in which there is an Excess Withdrawal, the Accumulation Credit will be zero.

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Total Contributions to the Covered Funds may not exceed $1,000,000.

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Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

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The Benefit Base may not exceed $5 million.

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Covered Fund Value over $5 million is not used to calculate GAWs.

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If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

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Covered Person(s) must attain age 59½ to begin the GAW Phase.

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Any election made by the Beneficiary after the Owner’s death is irrevocable.

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Installments cannot be changed during the GLWB Settlement Phase.

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Distributions and transfers are not permitted during the GLWB Settlement Phase.

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Certain events will cause the Rider to terminate.

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If you annuitize your Contract before Installments have begun, the entire Annuity Account Value will be annuitized and the benefit will terminate.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Great‑West Secure Income Max GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the CoveredPerson(s) and, and provides for Distribution Credits that increase the GAW% for Rider Contributions aged 5 years or more.	Optional	2.25% (as a percentage of the current Benefit Base)
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May not be elected with any other GLWB Rider.

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Covered Person(s) must be younger than age 86 on the Election Date.

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Only applies to assets in the Covered Funds.

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Deduction of Consultant fees may reduce the Benefit Base and GAWs.

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Excess Withdrawals may significantly reduce or terminate the benefit.

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Consultant fee deductions in excess of 1.5% of Covered Fund Value are Excess Withdrawals and will reduce the Benefit Base and GAWs.

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Total Contributions to the Covered Funds may not exceed $1,000,000.

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Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

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The Benefit Base may not exceed $5 million.

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Covered Fund Value over $5 million is not used to calculate GAWs.

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If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

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Covered Person(s) must attain age 59½ to begin the GAW Phase.

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Any election made by the Beneficiary after the Owner’s death is irrevocable.

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Installments cannot be changed during the GLWB Settlement Phase.

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Distributions and transfers are not permitted during the GLWB Settlement Phase.

•
Certain events will cause the Rider to terminate.

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If you annuitize your Contract before Installments have begun, the entire Annuity Account Value will be annuitized and the benefit will terminate.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Great‑West Secure Income Foundation GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).	Optional	1.50% (as a percentage of the current Benefit Base)
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May not be elected with any other GLWB Rider.

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Covered Person(s) must be younger than age 86 on the Election Date.

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Only applies to assets in the Covered Funds.

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Deduction of Consultant fees may reduce the Benefit Base and GAWs.

•
Excess Withdrawals may significantly reduce or terminate the benefit.

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Total Contributions to the Covered Funds may not exceed $1,000,000.

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Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

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The Benefit Base may not exceed $5 million.

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Covered Fund Value over $5 million is not used to calculate GAWs.

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If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

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Covered Person(s) must attain age 59½ to begin the GAW Phase.

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Any election made by the Beneficiary after the Owner’s death is irrevocable.

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Installments cannot be changed during the GLWB Settlement Phase.

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Distributions and transfers are not permitted during the GLWB Settlement Phase.

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No subsequent transfers or Contributions may be made into the GLWB for at least 90 days after Rider termination.

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Certain events will cause the Rider to terminate.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy. These systematic Transfers may be used to Transfer values from the Empower Government Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging; however, you will be charged a

Fund Facilitation Fee if you make an allocation to Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios). For more information see “Fund Facilitation Fee” below.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:
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The minimum amount that can be Transferred out of the selected Sub-Account is $100;

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You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works (this example is hypothetical and may not be indicative of how dollar cost averaging would work for you):
Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06
Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of  $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of  $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of  $18.06.
You may not participate in dollar cost averaging and Rebalancer at the same time. During the GAW Phase, dollar cost averaging Transfers may not be made into the Income Strategy. Any dollar cost averaging Transfers into the Income Strategy that are scheduled during the GAW Phase will be automatically defaulted into the Empower Government Money Market Sub-Account.
Empower reserves the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation. The Income Strategy Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. Rebalancer is only available for assets held in the Investment Strategy. There is no charge for participating in Rebalancer; however, you will be charged a Fund Facilitation Fee if you make an allocation to Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios). For more information see “Fund Facilitation Fee” below.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds, and 10% to Sub-Accounts that invest in cash equivalents as follows:
60% — Stocks
30% — Large Company
15% — Small Company
15% — International
30% — Bonds
10% — Cash
Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:
75% — Stocks
35% — Large Company
20% — Small Company
20% — International
20% — Bonds
5% — Cash
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocations would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.
On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:
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Your entire Investment Strategy Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers);

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You must specify the percentage of your Investment Strategy Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time; and

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You may not participate in dollar cost averaging and Rebalancer at the same time.

Rebalancer is not available after annuity payouts have begun. Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax, and other taxes. No withdrawals may be made from the Investment Strategy after the Annuity Commencement Date. If you surrender your Contract, a GLWB Rider, if elected, will terminate.
If you Request a partial withdrawal or a deduction from your Annuity Account Value to pay Consultant fees, your Annuity Account Value will be reduced by the partial withdrawal amount or deduction and the Guaranteed Minimum Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal or deduction against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Guaranteed Minimum Death Benefit by 10%.
Numerical Example
Sum of Contract Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000

New Annuity Account Value = $36,000
Return of Annuity Account Value Death Benefit (Death Benefit Option 1) = $36,000
Adjustment to Guaranteed Minimum Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit (Death Benefit Option 2) = ($50,000 x 0.90) = $45,000
Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:
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Partial withdrawals or surrenders from the Investment Strategy are not permitted after the Annuity Commencement Date;

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If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days; and

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A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:
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any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

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any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

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any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

If you have not elected a GLWB Rider, a withdrawal of your entire Annuity Account Value will terminate all of your rights under the Contract. If you have elected a GLWB Rider, at any time that your Annuity Account Value and your Benefit Base are both reduced to zero, all of your rights under the Contract and GLWB Rider will terminate.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.
Deductions to Pay Consultant Fees
Subject to certain restrictions, you may elect to have Consultant fees deducted as a percentage of your Annuity Account Value. Consultant fees are the fees that your Consultant charges to manage your Annuity Account Value under the Contract. To have the fees paid to the Consultant from your Contract, you will need to complete a form authorizing the payments (a “Consultant Fee Authorization”). Payment of the Consultant fee from your Annuity Account Value must meet a $100 minimum withdrawal requirement and comply with all terms and conditions applicable to partial withdrawals, as described above. Consultant fees can be deducted quarterly or annually. You can terminate a Consultant Fee Authorization in writing, or via telephone. Deductions from Annuity Account Value to pay a Consultant fee may not be available through all Consultants or through all financial intermediaries.
Because this is considered a withdrawal, deduction of the Consultant fee from Annuity Account Value could significantly reduce your benefits under the Contract, including reducing your benefit under Death Benefit Option 1 on a dollar-for-dollar basis. Under Death Benefit Option 2, the adjustment for each withdrawal reduces the Death Benefit in the same proportion that the amount withdrawn reduces the Annuity Account Value. If the value of Death Benefit Option 2 is greater than the Annuity Account Value at the time of the withdrawal, the downward adjustment to the Death Benefit Option will be larger than the amount withdrawn.
For Example, under Death Benefit Option 2, if your Annuity Account Value is $40,000, and your Consultant Fee amount is 1%, then the Consultant Fee Amount would equal $4,000. Therefore, your New Annuity Account Value, after the deduction of the Consultant Fee, would be $36,000. Before the deduction of Consultant Fees, the Guaranteed Minimum Death Benefit amount is $50,000. The Deduction of the Consultant Fee reduces the Death Benefit on a pro-rata basis. The pro-rata factor is calculated in the following way: Account Value after deduction of Consultant Fee divided by the Account Value before deduction of Consultant equals $36,000 divided by $40,000 equals 90%. The Death Benefit amount after the deduction of Consultant Fees equals the Death Benefit amount before the deduction of Consultant Fees multiplied by 90%. The Death Benefit amount after the deduction of Consultant Fees, therefore, is $50,000 multiplied by 90% which equals $45,000.
If you elected the GLWB Rider and deductions are made from the Income Strategy, those deductions may reduce the Benefit Base of the GLWB Rider, and the amounts of the Guaranteed Annual Withdrawals. If the deduction of Consultant fees causes an Excess Withdrawal under the GLWB Rider your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Deductions from Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; deductions for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, which would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider. Generally, we will not process deductions to pay Consultant fees that exceed an annualized rate of 1.5% of the Annuity Account Value. A Consultant fee Excess Withdrawal that reduces the Covered Fund Value to zero will reduce the Benefit Base to zero, and all rights under the GLWB Rider will terminate; however, the Contract will continue to operate with respect to assets, if any, allocated to the Investment Strategy. A Consultant fee Excess Withdrawal that reduces the Annuity Account Value to zero will reduce the Benefit Base to zero, and all rights under the Contract and GLWB Rider will terminate.
The federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. See “Tax Consequences of Consultant Fees” below.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value to pay Consultant fees.
Numerical Examples of Deductions to Pay Consultant Fees
The below examples illustrate the impact on Covered Fund Value, the Benefit Base, GAWs, Death Benefit Option 1 and Death Benefit Option 2 when Consultant fees are deducted. The first example shows the impact of a deduction of a 1.5% annual Consultant fee, no portion of which is an Excess Withdrawal. The second example shows the impact of a deduction of a 2.0% annual Consultant fee, the amount in excess of 1.5% annually is an Excess Withdrawal.
Example #1:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $750 (1.5% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 – $5,000 – $750) = $44,250
Benefit Base after deduction for Consultant fees = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value) = $44,250
Adjustment to Option 2 Death Benefit = (Current Account Value of  $50,000 - Withdrawal of  $5,000) / Current Account Value of  $50,000 = Adjustment Factor of 0.90
Option 2 Death Benefit (Return of Contributions) = Current Death Benefit of  $80,000 * Adjustment Factor of 0.90 = Death Benefit Adjusted for Withdrawal of  $72,000

Example #2:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Excess Withdrawal = $250
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $1,000 (2.0% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 – $5,000 – $1,000) = $44,000
Adjustment to Benefit Base = ($44,250 – $250)/$44,250 = 0.9944
Benefit Base after deduction for Consultant fees = $100,000 * 0.9944 = $99,435
GAW% = 5%
Guaranteed Annual Withdrawal = $99,435 * 5% = $4,972
Option 1 Death Benefit (Return of Annuity Account Value) = $44,000
Adjustment to Option 2 Death Benefit = (Current Account Value of  $49,250 – Withdrawal of  $5,250)/Current Account Value $49,250 = 0.8934
Option 2 Death Benefit (Return of Contributions) = Current Death Benefit of  $80,000 * Adjustment Factor of 0.8934= Death Benefit Adjusted for Withdrawal of  $71,742
If you have the Great-West Secure Income Plus GLWB Rider and the Consultant fee exceeds 1.5%, the portion of the Consultant fee that exceeds 1.5% will be treated as an Excess Withdrawal, and the Accumulation Credit under the Rider will be zero.
Tax Consequences of Withdrawals
Withdrawals may be taxable — including Guaranteed Lifetime Withdrawal Benefits. If you are younger than age 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal tax of 10%.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. For details about withholding, please see “Federal Tax Matters” below.
Some states also require withholding for state income taxes.
Tax Consequences of Consultant Fees
Generally, we will not treat Consultant fees paid from your Annuity Account Value (whether allocated to the Investment Strategy or the Income Strategy) as withdrawals for income tax reporting purposes if certain conditions are met. In that regard, the IRS has issued multiple private letter rulings (PLRs) concluding that similar advisory fees paid from qualified annuity contracts (such as IRAs) do not result in taxable distributions from such contracts. More recently, the IRS issued numerous PLRs reaching the same conclusion with respect to similar advisory fees paid from non-qualified annuity contracts. Empower obtained one of those recent PLRs regarding non-qualified annuities. However, PLRs generally can be relied upon only by the taxpayers who obtained them. For example, you cannot rely on the PLR issued to Empower. In any event, Empower will follow the conclusions reached in the PLR it received, provided that the requirements of that PLR are met. The requirements of the PLR include the following:
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You and your Financial Intermediary must provide a completed written Consultant Fee Authorization form (which we will provide to you) that sets forth the amount of the Consultant fees and the frequency with which the Consultant fees should be deducted from your Annuity Account Value and paid to your Consultant.

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The Consultant fees may not exceed an amount equal to an annual rate of 1.5% of the Contract’s Annuity Account Value and they may be used to compensate your Consultant only for investment advice provided to you with respect to the Contract and not for any other services.

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During any period for which the Consultant Fee Authorization is in effect, the Consultant fees that are subject to such authorization must be paid solely out of the Annuity Account Value and you, as the Owner, may not pay such Consultant fees directly to the Consultant.

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The Consultant Fee Authorization must be irrevocable with respect to Consultant fees paid and Consultant fees accrued but not yet paid.

Regardless of whether we tax report Consultant fees from your Contract, the Internal Revenue Service could determine that the Consultant fees should be treated as taxable withdrawals, in which case the amount of the fee deducted from your Annuity Account Value could be included in your gross income and could be subject a 10% additional tax.
The federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. You should consult a tax advisor regarding the tax treatment of Consultant fees paid from your Annuity Account Value and consider whether paying such Consultant fees from another source might be more appropriate for you.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:
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requiring some form of personal identification prior to acting on instructions;

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providing written confirmation of the transaction; and

•
tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may Request partial withdrawal Requests in the amount of  $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of  $25,000 must be in writing.

DEATH BENEFIT
The following table summarizes information about the standard Death Benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit Option 1: Return of Account Value Death Benefit	Provides a Death Benefit equal to your Annuity Account Value if you die before the Annuity Commencement Date.	0.20% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
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Pre-Selected Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

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Consultant fee deductions will reduce the Annuity Account Value and therefore the Death Benefit.

Death Benefit Option 2: Guaranteed Minimum Death Benefit	Provides a Death Benefit equal to the greater of (a) your Annuity Account Value or (b) the sum of Contributions applied to the Contract adjusted for any withdrawals; if you die before the Annuity Commencement Date.	0.40% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
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Withdrawals will reduce, on a pro-rata basis, any Death Benefit based on the sum of Contributions.

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Pre-Selected Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

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Consultant fee deductions will reduce the Annuity Account Value and therefore any Death Benefit based on the Annuity Account Value.

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To the extent Consultant fee deductions exceed 1.5% annually, such deductions will incur a withdrawal adjustment which will reduce, on a pro-rata basis, any Death Benefit based on the sum of Contributions.

At the time you apply to purchase the Contract, you select one of the two Death Benefit Options we offer.
Death Benefit Option 1 — The amount of the Death Benefit under Death Benefit Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.
The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Death Benefit Option 1. Your M&E Charge under Death Benefit Option 1 is 0.20% of the average daily value of the Sub-Accounts to which you have allocated Contributions. If you have selected Death Benefit Option 1, you should be aware that Distributions and Excess Withdrawals could reduce your Death Benefit on a dollar-for-dollar basis.

Death Benefit Option 2 (also called the Guaranteed Minimum Death Benefit) — The amount of the Death Benefit under Option 2 will be the greater of:
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the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

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the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any distributions, partial or periodic withdrawals and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Death Benefit Option 2. Your M&E Charge under Death Benefit Option 2 is 0.40% of the average daily value of the Sub-Accounts to which you have allocated Contributions. If you have selected Death Benefit Option 2, you should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” below. For a numerical example of the calculation of a minimum Death Benefit, including the proportionate impact of Distributions, please see the numerical example under “Distribution of Death Benefit, Impact of Withdrawals on Guaranteed Minimum Death Benefit” below.
The difference between the two Death Benefit Options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different M&E Charge for each. Death Benefit Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit Option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). If you have selected Death Benefit Option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are Requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
See “Pre-Selected Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Empower Government Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:
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payout in a single sum; or

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payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules, or regulations.
Withdrawals up to 1.5% annually can be deducted from your Annuity Account Value to pay Consultants for asset management or advisory service fees associated with the Contract and Rider without being considered a proportional partial withdrawal when calculating the Guaranteed Minimum Death Benefit under Option 2. Because this is considered a withdrawal, deduction of the Consultant fee could significantly reduce your benefits under the Contract, including reducing your benefit under Death Benefit Option 1 on a dollar-for-dollar basis, reducing your benefit under Death Benefit Option 2 proportionately, and/or causing an Excess Withdrawal. Withdrawals from Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of your Covered Fund Value will not be considered an Excess Withdrawal; withdrawals for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of your Covered Fund Value, which would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider. Withdrawals to pay Consultant fees may be taken from assets held in the Investment Strategy, or from other assets managed by your Consultant, if any, rather than from assets held in the Income Strategy to avoid being considered an Excess Withdrawal thus reducing your benefits under a GLWB Rider and Death Benefit Option 2. A Consultant fee Excess Withdrawal that reduces the Covered Fund Value to zero will reduce the Benefit Base to zero, and all rights under the GLWB Rider will terminate; however, the Contract will continue to operate with respect to assets, if any, allocated to the Investment Strategy. A Consultant fee Excess Withdrawal that reduces the Annuity Account Value to zero will reduce the Benefit Base to zero, and all rights under the Contract and GLWB Rider will terminate.
Ownership
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. You may change the Owner any time before the Owner’s death unless otherwise proscribed by applicable law. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the written Request is signed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See “Termination of a GLWB Rider” below.
Grantor Trust Owned Annuity
Contracts owned by a Grantor Trust are not considered owned by a non-natural entity and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts. Generally, if a trust is a Grantor Trust, the Grantor is treated as the owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
Non-Grantor Trust Owned Annuity
Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. In that circumstance, any increase in Annuity Account Value, is generally taxable as ordinary income to the trust during each taxable year. However, the IRS has issued a number of private letter rulings holding that in the case of a contract the nominal owner of which is a non-natural entity (e.g., a trust), but the beneficial owner of which is a natural person, the contract generally will be treated as held by a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Upon the death of either Joint Annuitant, the Contract will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit. Divorce provisions of the Contract and GLWB Riders are not applicable to Non-Grantor Trust owned Contracts. Spousal continuation of the Contract is not applicable to Contracts owned by a Non-Grantor Trust.
IRA Custodian or Trustee Owned Annuity
Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural entity and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA custodian or trustee pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.
If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If the Owner is an IRA custodian or trustee and a GLWB Rider is selected, the Underlying IRA Holder must be a Covered Person. If Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be a Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. If the Underlying IRA Holder’s Spouse is the sole primary beneficiary of the Underlying IRA Holder’s interest in the custodial or trusteed account, the Underlying IRA Holder’s Spouse will be treated as the Beneficiary of the Contract for purposes of the GLWB Rider spousal continuation provisions.
Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Annuitants under the Contract or selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs. See “Guaranteed Lifetime Withdrawal Benefit” below for more information.
Because the Code provides IRA holders with tax deferral and other benefits, the Contract should not be purchased by an Underlying IRA Holder solely for tax deferral or other benefits already provided by the IRA itself.
Rollovers from Qualified Retirement Plans and IRAs
The Contract may be purchased through a rollover of assets from qualified retirement plans. You should consult with your plan sponsor, as well as a qualified tax professional, before rolling over retirement plan assets. The Contract may also be purchased through a rollover of assets from an IRA or Simplified Employee Pension (“SEP”) IRA.
Inherited IRAs
The Contract may be an inherited IRA only if it is acquired by a natural person beneficiary of the original IRA upon the original owner’s death. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before acquiring the Contract as an inherited IRA.
Non-Qualified Stretch Annuities
The Contract may be purchased by a beneficiary of a non-qualified annuity contract (“Beneficial Owner”) pursuant to a 1035 Exchange of the beneficiary’s interest after death of an owner (“source contract”). For more information on 1035 Exchanges, see “Seek Tax Advice, Section 1035 Exchanges” below. We will issue the Non-Qualified Stretch Annuity in the name of the deceased owner with the beneficiary as the Beneficial Owner. We must receive the full death benefit and the information we require from the insurance company that issued the source contract in sufficient time to allow us to begin making life expectancy payments under the Non-Qualified Stretch Annuity Contract.
A Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A Beneficial Owner of a Non-Qualified Stretch Annuity Contract may designate a Successor Beneficiary who is entitled to receive the Beneficial Owner’s remaining interest in the Contract upon the death of the Beneficial Owner. A Successor Beneficiary may not be a non-natural entity.
Non-Qualified Stretch Annuity Beneficial Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before purchasing the Contract as Non-Qualified Stretch Annuity.
Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the written Request was signed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

See “Pre-Selected Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
For Contracts owned by Non-Grantor Trusts, the Owner will at all times be the Beneficiary.
Pre-Selected Beneficiary Payout Options
You may also pre-select the form of Death Benefit payout that a specific Beneficiary or Contingent Beneficiary may receive (“Pre-Selected Beneficiary Payout Options”). Pre-Selected Beneficiary Payout Options allow the Owner to choose the percent of a lump sum payment of the applicable Death Benefit (from 0% to 100%) that may be accessed by a specific Beneficiary or Contingent Beneficiary, and/or which of the payout options provided under the Contract must apply to a specific Beneficiary or Contingent Beneficiary.
Pre-Selected Beneficiary Payout Options are only available to Contracts owned by natural persons, IRA Custodians/ Trustees, or Grantor Trusts. Requests for Pre-Selected Beneficiary Payout Options must be submitted in writing and signed by the Owner (including the Joint Owner, if applicable), and may be modified or cancelled at any time by the Owner prior to the Annuity Commencement Date. Pre-Selected Beneficiary Payout Options only become irrevocable upon the death of the Owner, and if applicable, the Joint Owner. Assignment of the Contract or transfer of Contract ownership while the Owner is still alive will result in cancellation of all Pre-Selected Beneficiary Payout Options.
Death Benefit payout options may not be pre-selected for Contracts owned by Joint Owners unless both Joint Owners Request in writing. Pre-Selected Beneficiary Payout Options may allow restrictions to be placed on a surviving Spouse who is not a Joint Owner, such as restricting the type of death benefit received or designating someone other than the spouse as Beneficiary, and may impact the ability of a surviving Spouse who is not a Joint Owner to become Owner of the Contract. Pre-Selected Beneficiary Payout Options may have adverse or unintended tax or financial consequences on a surviving Spouse who is not a Joint Owner if the surviving Spouse is not the designated Beneficiary because the surviving Spouse would not be entitled to receive Death Benefits or have the ability to become Owner of the Contract.
Pre-Selected Beneficiary Payout Options are irrevocable upon the death of the Owner, and if applicable, the Joint Owner, and cannot be changed by a non-Owner unless required under the Code or other applicable law. Under the Code, Death Benefit payments must begin within one year of the date the Death Benefit becomes payable for Non-Qualified Contracts, and by no later than December 31 of the year following the year in which the Death Benefit becomes payable for Qualified Contracts. Failure to adhere to this timing may prevent us from giving effect to Pre-Selected Beneficiary Payout Options. Failure to provide Proof of Death to us may cause a delay in beginning payments, force amendment to payout options selected, or nullify Pre-Selected Beneficiary Payout Options.
We reserve the right to modify or cancel any Pre-Selected Beneficiary Payout Options in order to comply with requirements of the Code, and/or other applicable state and federal laws, rules, and regulations. All Death Benefit payments will be made in compliance with the Code, and/or other applicable state and federal laws, rules, and regulations governing death benefit payouts, including those affecting minor Beneficiaries.
You should consult with a competent advisor regarding whether Pre-Selected Beneficiary Payout Options are suitable for your needs.
Distribution of Death Benefit (for all Qualified Annuity Contracts)
For the distribution of Death Benefit rules applicable to Non-Qualified Annuity Contracts and Non-Qualified Stretch Annuity Contracts, see below.
Any Death Benefit payable to a Beneficiary upon the Owner’s death will generally be distributed as follows:
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If the Owner’s surviving Spouse is the sole person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Strategy, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Empower Government Money Market Sub-Account;

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If the Owner died on or before December 31, 2019 and before the Owner’s required beginning date: If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, subject to rules and restrictions in the Code and regulations, the non-Spouse individual Beneficiary could generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin by the end of the calendar year following the year of the Owner’s date of death. This payout option may be further restricted depending on whether there are other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Empower Government Money Market Sub-Account. If Empower did not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun by the end of the calendar year following the year of the Owner’s date of death, or if the Beneficiary was not an individual, then the entire amount must be distributed within five years of the Owner’s date of death. Special rules applied when an Owner died on or after the Owner’s required beginning date.
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If the Owner dies after December 31, 2019 and before the Owner’s required beginning date: If a non-Spouse individual who qualifies as an Eligible Designated Beneficiary is the person entitled to receive benefits upon the Owner’s death, subject to the rules and restrictions in the Code and regulations, the non-Spouse individual Eligible Designated Beneficiary may generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Eligible Designated Beneficiary; and (b) such distributions begin no later than the end of the calendar year following the year of the Owner’s date of death. This payout option may be further restricted depending on (1) whether the Beneficiary is a minor child, and (2) whether there are other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Empower Government Money Market Sub-Account. If Empower does not receive an election from an individual non-Spouse individual Eligible Designated Beneficiary to begin substantially equal installments no later than the end of the calendar year following the year of the Owner’s date of death, or if the Non-Spouse Beneficiary is not an Eligible Designated Beneficiary, then the entire amount must be distributed within ten years of the Owner’s date of death. Special rules apply if the Beneficiary is not an individual. In addition, special distribution requirements apply when the Owner dies on or after the Owner’s required beginning date. Please consult your tax advisor.

See “Pre-Selected Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
Death of Annuitant Who is Not the Owner of the Non-Qualified Annuity Contract
If the Annuitant Dies Before the Annuity Commencement Date  If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Contract will continue and no Death Benefit will be payable. If no Contingent Annuitant has been named and no Joint Annuitant has been named, the Owner (or the Grantor if the Owner is a Grantor Trust) will become the Annuitant.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant died after the Annuity Commencement Date, and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner of a Non-Qualified Annuity Contract Who Is Not the Annuitant
If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner of a Non-Qualified Annuity Contract Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant of a Non-Qualified Annuity Contract Dies on or After Annuity Commencement Date
If the Owner/Annuitant died on or after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living and at least 30 days prior to the Annuity Commencement Date, you may, by written Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.
Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)
Death Benefit Option 2, which costs more than Death Benefit Option 1, is designed for those who want to potentially receive a higher Death Benefit in the event that the sum of Contributions exceeds Annuity Account Value. If you have selected Death Benefit Option 2, you should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis. However, up to 1.5% annually of your Covered Fund Value may be deducted as a Consultant fee without reducing your Option 2 Death Benefit.
Numerical Example
Sum of Contributions to the Investment Strategy and Income Strategy = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 – $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
The Benefit Base has no value and will not affect the Death Benefit.
Distribution of Death Benefit for Non-Qualified Annuity Contracts
If an individual Beneficiary is the person entitled to receive benefits upon the Owner’s death, such individual may elect, not later than one year after the Owner’s date of death, to receive the death benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of such Beneficiary; and (b) such distributions begin not later than one year after the Owner’s date of death.
If no election is received by the Company from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, or if the Beneficiary is not an individual then the entire amount must be distributed within five years of the Owner’s date of death.
Distribution of Death Benefit for Non-Qualified Stretch Annuities
For the distribution of Death Benefit rules applicable to Qualified Annuity Contracts and Non-Qualified Annuity Contracts, see above.
If the Contract was issued as a Non-Qualified Stretch Annuity, the entire interest in the Contract will be paid over a period not extending beyond the Beneficial Owner’s life expectancy as defined by the Code (the ‘Stretch Payout Period’).

The Stretch Payout Period must begin no later than one year after the date of the deceased Owner’s death and payments during the Stretch Payout Period will be made to the Beneficial Owner at least annually. Notwithstanding any prior distribution election, a Beneficial Owner may at any time (a) withdraw the entire remaining value of the Contract in a single sum, or (b) withdraw additional amounts which may result in the reduction of future payments because of the reduction of the value of the Contract.
See “Pre-Selected Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the Annuity Commencement Date.
CHARGES AND DEDUCTIONS
When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:
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charges against your Annuity Account Value for our assumption of mortality and expense risks;

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Fund Facilitation Fee, if applicable;

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Premium Tax, if applicable; and

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Guarantee Benefit Fee, if applicable.

The Contract may be available for use with investment accounts at eligible investment advisers or broker/dealers through Consultants that charge an annual fee in lieu of sales charges, or Consultants that charge an annual fee for ongoing investment advisory services. These fees would be specified in the respective agreements between you and your Consultant. Deductions from Annuity Account Value to pay a Consultant fee may not be available through all Consultants or through all financial intermediaries. Any fees and expenses associated with these accounts will be separate from and in addition to the fees and expenses associated with the Contract. If withdrawn from your Annuity Account Value, deductions to pay Consultant fees will reduce your benefits under the Contract. Withdrawals to pay Consultant fees may be taken from other assets managed by your Consultant, if any, rather than from assets held in your Annuity Account Value to avoid reducing your benefits under the Contract. You should ask your Consultant for more details.
Mortality and Expense Risk Charge (M&E Charge)
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct an M&E Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit Option 1, this is a daily charge equal to an effective annual rate of 0.20%. We guarantee that this charge will never increase beyond 0.20%. If you select Death Benefit Option 2, the M&E Charge is a daily charge equal to an effective annual rate of 0.40%. We guarantee that this charge will never increase beyond 0.40%.
The M&E Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option. Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
The M&E Charge is higher for Owners who have selected Death Benefit Option 2 because we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.
If the M&E Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus.

Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for these taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Fund Facilitation Fee
Sub-Accounts investing in certain of the Investment Strategy Portfolios (called the FFF Portfolios) may be accessed with additional payment of a Fund Facilitation Fee. The Fund Facilitation Fee may also be referred to as a platform charge. The Fund Facilitation Fee is deducted at the end of each valuation period from Sub-Account assets, if any, invested in the FFF Portfolios. The Fund Facilitation Fee is a daily charge equal to an effective annual rate of 0.35%. We guarantee that this charge will never increase beyond 0.35%. The Fund Facilitation Fee is reflected in the Accumulation Unit values of each of the FFF Portfolio Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option that includes the FFF Portfolio Sub-Accounts.
Empower may profit from the Fund Facilitation Fee, and may use any profit derived for any lawful purpose including payment of expenses that Empower incurs in promoting, marketing, and administering the Contract.
The currently available FFF Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract.
PERIODIC WITHDRAWALS
You may Request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. Each periodic withdrawal amount is based on the Investment Strategy Account Value, less Premium Tax, if any, at the time of the withdrawal.
In Requesting periodic withdrawals, you must elect:
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The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

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A minimum withdrawal amount of at least $100;

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The calendar day of the month on which withdrawals will begin;

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One of the periodic withdrawal payout options discussed below — you may change the withdrawal option and/or the frequency once each calendar year; and

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The type of allocation of withdrawals from the Investment Strategy Sub-Accounts

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Withdrawals may be prorated across the Investment Strategy Sub-Accounts in proportion to their assets; or

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Withdrawals may be made from specific Investment Strategy Sub-Account(s). When the specified Investment Strategy Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:
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You may continue to exercise all contractual rights, except that no Contributions may be made;

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You may keep the same Sub-Accounts as you had selected before periodic withdrawals began; and

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Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:
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The amount elected to be paid under the option selected has been reduced to zero;

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The Investment Strategy Account Value is zero;

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You Request that withdrawals stop;

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You purchase an annuity payout option; or

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The Owner or the Annuitant dies.

We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals may be taxable, subject to withholding and to the 10% federal additional tax if you are younger than age 59½.
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months) — You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months) — You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
Any other form of periodic withdrawal acceptable to Empower which is for a period of at least 36 months.
In accordance with the provisions outlined in this section, you may Request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see “Withdrawals to Pay Consultant Fees” above.
ANNUITY PAYOUTS FROM THE INVESTMENT STRATEGY
You can choose the date that you wish annuity payouts from the Investment Strategy to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.
If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not initiate Installments under a GLWB Rider, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. If you have initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized. Once Installments under a GLWB Rider have begun, the Income Strategy cannot be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Strategy Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Strategy Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Strategy Account Value to purchase an annuity payout option is $2,000. If your Investment Strategy Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.
If you choose to receive variable annuity payouts from your Contract, you may select from the payout options below. If this is a Qualified Annuity Contract, these payout options may be limited by the required minimum distribution rules in Code Section 401(a)(9). For example, certain guaranteed period durations may not be available and payments may need to be modified after the death of the Annuitant in order to comply with these rules:
Variable life annuity with guaranteed period — This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years.
Variable life annuity without guaranteed period — This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Empower.
Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Strategy Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Strategy Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Strategy Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Strategy Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Strategy Only)
Once payouts start from the Investment Strategy under the annuity payout option you select:
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no changes can be made in the payout option;

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no additional Contributions to the Investment Strategy will be accepted under the Contract; and

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no further withdrawals from the Investment Strategy will be allowed, including withdrawals to pay Consultant fees, other than withdrawals made to provide annuity benefits.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see “Federal Tax Matters” below for details.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
On any business day prior to your 86th birthday, you have the option of electing a GLWB Rider by either allocating Contributions to one or more Covered Funds in the Income Strategy at your direction, or by Transferring all or part of your Investment Strategy Account Value to one or more Covered Funds in the Income Strategy at your direction. There is no minimum percent of Annuity Account Value or minimum dollar amount that must be allocated to the Income

Strategy when electing a GLWB Rider. You are under no obligation to elect a GLWB Rider. If you choose to elect a GLWB Rider, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met. You may elect only one GLWB Rider.
You may select from three optional GLWB Riders, which are summarized below:
	Great-West Secure Income Plus GLWB Rider	Great-West Secure Income Max GLWB Rider	Great-West Secure Income Foundation GLWB Rider
Current Guarantee Benefit Fee (as a percentage of your current Benefit Base)	1.30%	1.20%	0.90%
Objective	Guaranteed growth, guaranteed income	Maximum income	Low cost, high income
Guaranteed Lifetime Income	X	X	X
Single or Joint Withdrawal	X	X	X
Wait to Choose Single or Joint	X	X	X
Annual Step-up	X	X	X
Age Band Income Reset	X	X	X
Add $ after Withdrawal Phase Begins	X	X	X
Guaranteed Accumulation Credit	X
Enhanced Distribution Credit		X
The GLWB Riders are similar in most respects except for the GAW% calculation and the Guarantee Benefit Fee; the Great-West Secure Income Plus GLWB Rider also offers an Accumulation Credit (as detailed below), and the Great-West Secure Income Max GLWB Rider also offers a Distribution Credit (as detailed below).
Generally, the GLWB Riders are designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider and the Great-West Secure Income Max GLWB Rider offer additional benefits in exchange for a higher Guarantee Benefit Fee.
The Great-West Secure Income Foundation GLWB Rider is generally designed for those who would like to begin receiving lifetime income in the near term; the Great-West Secure Income Plus GLWB Rider is generally designed for those willing to pay more for guaranteed Benefit Base growth provided by the Accumulation Credit before they begin to receive lifetime income; and the Great-West Secure Income Max GLWB Rider is generally designed for those willing to pay more to be eligible for a higher distribution percentage provided by the Distribution Credit by waiting longer than five years before beginning to receive lifetime income.
More information on each of the GLWB Riders is available below and in the Rate Sheet Supplement in effect on the date you signed your application for the Contract (and satisfied the other terms described in this paragraph). Rate Sheet Supplements will disclose the GAW% and the Joint GAW% for all GLWB Riders applicable to applications signed after a specific date. Rate Sheet Supplements will also disclose the Distribution Credit applicable to the Great-West Secure Income Max GLWB Rider, and the Accumulation Credit applicable to the Great-West Secure Income Plus GLWB Rider. The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you select a GLWB Rider.
In order to receive the disclosed GAW%, Joint GAW%, Accumulation Credit (for the Great-West Secure Income Plus GLWB Rider), or Distribution Credit (for the Great-West Secure Income Max GLWB Rider), your application must be signed on or after the effective date stated in the Rate Sheet Supplement, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. You may contact the Retirement Resource Operations Center at (877) 723-8723 for a copy of the Rate Sheet Supplement applicable to your Contract. The current and any proposed Rate Sheet Supplements may be found on the SEC’s website (www.sec.gov)

by searching with File Number 333-212090. Historical GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix to this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212090.
Unless otherwise noted, the following discussion applies to all GLWB Riders.
All guarantees are subject to the claims paying ability of Empower. You should consult with a competent advisor regarding whether a particular GLWB Rider is suitable for your needs.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Strategy. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the GLWB Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or Transferring Investment Strategy Account Value to the Covered Fund(s) on any Business Day as long as you are younger than age 86 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Benefit Base, subject to the Benefit Base cap, as of the date of the deduction. If you terminate a GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.
The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon sixty (60) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee depends on the GLWB Rider you select, as follows:
GLWB Rider	Current Guarantee Benefit Fee
Great-West Secure Income Plus GLWB Rider	1.30% of the Benefit Base
Great-West Secure Income Max GLWB Rider	1.20% of the Benefit Base
Great-West Secure Income Foundation GLWB Rider	0.90% of the Benefit Base
We reserve the right to change the frequency and amount of the Guarantee Benefit Fee at our discretion, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon sixty (60) days prior written notice to you. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change. We will never increase the fee above the maximum disclosed in the Fee Tables at the beginning of this Prospectus. We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
In the event that we provide you with prior written notice of an increase to the Guarantee Benefit Fee, you may elect to reject the increased Guarantee Benefit Fee in one of two ways. First, you may reject the increased fee by providing a Request to withdraw or Transfer your entire Covered Fund Value from the Income Strategy, thereby reducing your Benefit Base to zero and terminating your GLWB Rider. Second, you may reject the increased fee by providing a Request to allocate your entire Covered Fund Value to the following limited selection of Covered Funds. We may, at our discretion, make other Covered Funds available or cease offering specific Covered Funds; however, in the event that we provide written notice of an increase to the Guarantee Benefit Fee, we will always make available at least one Covered Fund designated for the purpose of avoiding an increased Guarantee Benefit Fee. If we cease offering a specific Covered Fund (or a class of a specific Covered Fund) that you have already invested in, you will be permitted to remain invested in that Covered Fund (or class of that Covered Fund); however, no new Owners or new Contributions will be permitted.

Empower Conservative Profile Fund (Class L Shares)
Empower Moderately Conservative Profile Fund (Class L Shares)
The limited selection of Covered Funds will restrict your Income Strategy allocation options to Covered Funds with investment strategies that do not generally target more than 50% equity exposure. While electing to allocate Covered Fund Value to the specified Covered Funds will prevent an increase in the Guarantee Benefit Fee, this also means foregoing possible market gains in the other Covered Funds, which could reduce your Benefit Base and the value of your GLWB Rider.
Prior to notice of an increase to the Guarantee Benefit Fee, you are under no obligation to allocate Covered Fund Value to the above Covered Funds. However, if we provide such notice, to avoid a Guarantee Benefit Fee increase we must receive your Request to allocate your entire Covered Fund Value to the above Covered Funds prior to the effective date of the increase, or such date as specified in the prior written notice we provide to you. In the event that we provide you with prior written notice of an increase to the Guarantee Benefit Fee, you should carefully consider whether to accept or reject the Guarantee Benefit Fee increase.
If you do not elect to reject the increased Guarantee Benefit Fee, the increased Guarantee Benefit Fee will apply to your GLWB Rider as of the effective date of the increase.
The Covered Fund(s)
A GLWB Rider only applies to Covered Funds that Empower approves for use in the Income Strategy. The currently available Covered Funds, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract. Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We will notify you whenever the Covered Funds are changed. Changes to Covered Funds will only apply to additional Contributions or Transfers made after the Covered Fund ceases to be offered. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under a GLWB Rider unless you Transfer assets out of the Covered Funds or terminate your Contract. Empower will complete the allocations between the Covered Funds as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.
We limit the number and type of Covered Funds available for use in the Income Strategy to reduce our risk exposure in providing the guarantees associated with GLWB Riders. Although the Covered Funds are not managed volatility funds and do not employ a managed volatility strategy, the balanced nature of the Covered Funds may limit the return on your investment. Our selection of approved Covered Funds may create a conflict of interest, because an affiliated investment adviser manages the Covered Fund(s) and we may derive greater revenues from affiliated Covered Funds than certain other Sub-Accounts available under the Contract. Restricting the selection of approved Covered Funds may reduce the likelihood that Empower will have to make payments under the GLWB Riders.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Strategy. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Benefit Base as of the date the fee is deducted each quarter.
The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the GLWB Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Strategy on the GLWB Rider Election Date.
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We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s);

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We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal;

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On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base (if so, your Benefit Base will then reflect positive Covered Fund performance); and

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On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount (see “Reset of the GAW% During the GAW Phase” below).

A few things to keep in mind regarding the Benefit Base:
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The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value;

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It is important that you do not confuse your Benefit Base with the Covered Fund Value;

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During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be recalculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may be made during the GAW Phase. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
If Empower refuses to accept additional Contributions (see “Rights Reserved by Empower” below), you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
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your current Benefit Base; or

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your current Covered Fund Value.

Even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.
Annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Under the Great-West Secure Income Plus GLWB Rider, Accumulation Credits may further increase the annual adjustments to your Benefit Base. For information on annual adjustments to your Benefit Base under the Great-West Secure Income Plus GLWB Rider, see below.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base cap and except for the M&E Charge, Guarantee Benefit Fee, and withdrawals to pay Consultant fees up to 1.5% of Covered Fund Value, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Strategy Covered Fund(s) to any Investment Strategy Portfolio.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract Owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under a GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from a Covered Fund to any Investment Strategy Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base cap and except for the M&E Charge, Guarantee Benefit Fee, and withdrawals to pay Consultant fees up to 1.5% of Covered Fund Value, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. In any year in which there is an Excess Withdrawal, the Accumulation Credit under the Great-West Secure Income Plus GLWB Rider will be zero. If you Transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, then you will be prohibited from making any Transfers into a Covered Fund for at least ninety (90) calendar days.
Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Fees Associated with the Covered Fund(s)
The Guarantee Benefit Fee, the M&E Charge, and any Consultant fees or charges assessed to the Covered Fund Value, as directed by you or your Consultant on your behalf and as agreed to by Empower, will not be treated as an Excess Withdrawal, subject to the limitation described in this section.
You may make a withdrawal of up to 1.5% annually of the Covered Fund Value to pay for asset management or advisory service fees associated with the Income Strategy without the withdrawal being considered an Excess Withdrawal. If these fees exceed 1.5% annually of the Covered Fund Value, and the entire amount of the fees are withdrawn from the Covered Fund Value, the amount withdrawn above the 1.5% annual limit will be considered an Excess Withdrawal and will reduce the Benefit Base and GAWs as described above. You should discuss the impact of deducting Consultant fees from Annuity Account Value with a financial professional prior to making any election.

Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the GLWB Accumulation Phase to satisfy any distribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding IRA contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Empower Government Money Market Sub-Account and distributed to the non-Spouse Beneficiary.
When the Contract is owned by a Non-Grantor Trust, upon the death of the Annuitant, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and the Death Benefit payable under the Contract will be paid. If either Joint Annuitant dies, the GLWB will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and a Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under a GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Empower. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Empower for Empower to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.
Because the GAW Phase cannot begin until all Covered Persons under a GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See “GLWB Accumulation Phase” above for more information.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your financial advisor or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
Please note how the GAW is calculated because it will affect the benefits you receive under a GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW under the Secure Income Foundation and Secure Income Max GLWB Riders, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. To determine the amount of the GAW under the Secure Income Plus GLWB Rider, we will compare the current Benefit Base plus the Ratchet year’s portion of the annual roll-up amount to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is a reset based on the age of the Covered Person(s). See “Annual Review of Your GAW%” below.
To calculate the GAW, based on the age of the Covered Person on the Initial Installment Date, we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than the time you choose to elect a GLWB Rider. The amount of the Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW. If the total GAW amount is not taken as Installments, the amount not taken does not increase future Installments.
Historical GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix to this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212090.
Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.
Installment Frequency Options
You may elect to receive Installments on any of the following frequency periods: annually, semi-annually, quarterly, or monthly. You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of  $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of  $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See “Effect of Excess Withdrawals During the GAW Phase” described below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Empower that you wish to recommence Installment payments for the next year. Empower must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Empower will not make any Installments. The Ratchet Date will not change if Installments are suspended.
The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts  If an Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Empower Government Money Market Sub-Account and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the surviving spouse Beneficiary may elect to have a new Contract issued with the surviving spouse Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the surviving spouse Beneficiary is irrevocable.
If the Owner has elected a Pre-Selected Beneficiary Payout Option, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts  Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules, and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts  If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.

If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts  Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second surviving spouse Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules, and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Empower Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner Requests a Distribution or Transfer over the telephone, Empower will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Empower will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Empower by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Empower receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:
Covered Fund Value before GAW = $55,500
Benefit Base = $100,000
GAW% =5.5%
GAW Amount = $100,000 x 5.5% = $5,500
Total Annual withdrawal =$10,500
Excess withdrawal = $10,500 - $5,500 = $5,000
Covered Fund Value after GAW = $55,000 - $5,500 = $50,000
Covered Fund Value after Excess Withdrawal =$50,000 - $5,000 = $45,000
Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90

Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount = $90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, M&E Charge, and/or GAWs, but the Benefit Base is still positive.
When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Empower will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the GLWB Settlement Phase. Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the GLWB Settlement Phase.
During the GLWB Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the GLWB Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Strategy
Certain elections described below may have adverse tax consequences. Please consult your tax adviser.
Divorce During the GLWB Accumulation Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may Request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.
Divorce During the GLWB Accumulation Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Empower will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the GLWB Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree. In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GAW Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Empower and provide the information that Empower requires.

Pursuant to the agreement or Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner and receive his or her proportional GAWs.
Pursuant to the agreement or Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
The treatment of Non-Qualified Annuity Contracts held as an investment in a custodial IRA will be governed by the divorce Decree as it applies to the IRA.
Divorce During the GAW Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Empower will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Empower will divide the Installment pursuant to the terms of any settlement or divorce Decree. Installments will continue pursuant to the lives of each payee.
Termination of a GLWB Rider
A GLWB Rider will terminate upon the earliest of:
•
the date of death of the Owner if there is no surviving Covered Person;

•
the date of death of the Annuitant if there is no surviving Covered Person of a Contract held by a Non-Grantor Trust;

•
the date Death Benefits are paid to the Owner of a Contract held by a Non-Grantor Trust;

•
the date there is no longer a Covered Person under the GLWB Rider;

•
the date the Contract is terminated;

•
the date the Covered Fund Value or Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

•
the Annuitant’s 99th birthday, if no Installments have been taken; or

•
in those states that the Contract permits you to change the Owner of the Contract or assign the Contract, upon a change in ownership or assignment unless the new Owner or assignee assumes full ownership and is the surviving Spouse of the Owner or if a former Spouse of the Owner becomes the sole Owner pursuant to a settlement agreement or court-issued divorce Decree.

If the GLWB is terminated, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will also terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the GLWB Rider until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of a GLWB Rider.
Guaranteed Lifetime Withdrawal Benefit Riders
You should consult with your financial adviser to assist you in determining whether a GLWB Rider is suited for your financial needs and investment risk tolerance. Adding a GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed, and a Covered Person must remain living for you to receive certain benefits. Furthermore, a GLWB Rider contains different investment options (Covered Funds) and different investment limitations and conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.
If the Owner is an IRA custodian or trustee and Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be the Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs.
The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, Accumulation Credit, or Distribution Credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Great-West Secure Income Plus GLWB Rider (Guarantee Benefit Fee = 1.30% of the Benefit Base)
Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years, subject to the Benefit Base cap of  $5 million. The Accumulation Credit applicable to you is disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider.
The Great-West Secure Income Plus GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW%, Joint GAW%, or Accumulation Credit, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Plus GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 4.50%
(for a 65-year-old)
GAW = $3,600 ($80,000 x 4.50%)
The Great-West Secure Income Plus GLWB Rider calculates annual adjustments to your Benefit Base differently than the other GLWB Riders:
On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
•
your current Benefit Base plus an Accumulation Credit; or

•
your current Covered Fund Value.

The Accumulation Credit is equal to the sum of 1 and 2:
1.
Greater of the Accumulation Credit in effect at the time you purchase your Contract times:

a.
the Market Ratchet Value (the last adjustment to the Benefit Base as a result of an increase to the Covered Fund Value) adjusted for proportional withdrawals; or

b.
the sum of previous years’ Great-West Secure Income Plus GLWB Rider Contributions less proportional withdrawals.

2.
the Accumulation Credit in effect at the time you purchase your Contract times the proportional Contributions in Ratchet Period.

In any year in which there is an Excess Withdrawal, the Accumulation Credit will be zero. The accumulation period begins on the Rider Election Date and ends on the earliest of:
•
the 10th anniversary after the Rider Election Date;

•
the commencement of the GAW Phase; or

•
the date the Great-West Secure Income Plus GLWB Rider terminates.

When the accumulation period ends, the Accumulation Credit will be zero.
Great-West Secure Income Max GLWB Rider (Guarantee Benefit Fee = 1.20% of the Benefit Base)
Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Owners may receive a higher GAW% for Rider Contributions aged 5 years or more prior to starting the GAW Phase. The Distribution Credit applicable to you is disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider.
The Great-West Secure Income Max GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Max GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW%, Joint GAW%, or Distribution Credit, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Max GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72-Year-Old Single Covered Person, Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 72-Year-Old Single Covered Person, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Single GAW%: 7.00% (GAW% Enhanced by 1% Distribution Credit)
GAW = $5,600 ($80,000 x 7.00%)
Scenario #3: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse, Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #4: 60-Year-Old Single Covered Person Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #5: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Joint GAW% = 5.50% (GAW% Enhanced by 1% Distribution Credit)
(for a 65-year-old)

GAW = $4,400 ($80,000 x 5.50%)
Great-West Secure Income Foundation GLWB Rider (Guarantee Benefit Fee = 0.90% of the Benefit Base)
Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
The Great-West Secure Income Foundation GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Foundation GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 4.50%
(for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)
Ratchet to Benefit Base During the GAW Phase (applicable to all GLWB Riders)
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made by a Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value.
On each Ratchet Date, the Benefit Base automatically adjusts to the greater of:
1.
 the current Benefit Base; or

2.
 the current Covered Fund Value.

GAWs will adjust annually on the Ratchet Date based on the new Benefit Base. This information will be reflected in your quarterly statement and online.
Reset of the GAW% During the GAW Phase
Annually, Empower shall multiply the Covered Fund Value, subject to the Benefit Base cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Empower will then provide the Owner with the result of this calculation. This information will be reflected in your quarterly statement and online.
Installments will not change unless Requested by the Owner.
Unless you have provided the Retirement Resource Operations Center with a Request to always increase your Installments to the maximum permitted amount, your Installments will not automatically default to the maximum, and will not change unless Requested by the Owner. You may Request to change your Installments at any time before your next Ratchet Date. If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to reset.
Example:
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW is $7,200
New Benefit Base is $120,000
New GAW% of 6% will take effect
Numerical Example When Reset is NOT Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So, because $4,500 is less than current GAW of  $5,000, no Reset of the GAW% will take effect.
The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, Accumulation Credit, or Distribution Credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
TAXATION OF ANNUITIES IN GENERAL
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.
You should consult a tax advisor for further information.
Federal Tax Matters
This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An Owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). An Owner who is a “non-natural entity,” such as a Non-Grantor Trust, will generally be taxed on increases, if any, in the value of the Annuity Account Value. However, if the Non-Grantor Trust is considered to be holding the Contract for a natural person, the Contract generally will be treated as held by a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule. Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. Under a custodial or trusteed IRA account, the Underlying IRA Holder, who must be a natural person, is treated as the IRA owner for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The following discussion generally applies to a Contract owned by a natural person.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for a GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution additional tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Additional Tax
There may be a federal additional income tax imposed equal to 10% of the amount treated as taxable income. In general, however, there is no additional tax on distributions:
•
Made on or after the date on which the Owner reaches age 59½;

•
Made as a result of death or disability of the Owner;

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•
Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the “designated beneficiary.”

A similar 10% additional tax is imposed on premature distributions from Qualified Annuity Contracts.
For more details regarding this additional tax and other exemptions that may be applicable to Non-Qualified Annuity Contracts and Qualified Annuity Acontracts, consult a competent tax advisor.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner (or an Annuitant, if applicable). If the death occurs before annuity payouts start, such amounts are generally included in the income of the recipient as follows:
•
If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•
If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

If the death occurs on or after annuity payouts start, and before the end of any guarantee period, the payments that are made to the Beneficiary for the remainder of that period are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:
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•
If an Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a “designated beneficiary,” the distributions may be paid over the life of that “designated beneficiary” or over a period not extending beyond the life expectancy of that “designated beneficiary,” so long as payouts start within one year of the Owner’s death. If the sole “designated beneficiary” is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner;

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See “Required Minimum Distributions from Qualified Annuity Contracts” below.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Empower (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except in certain circumstances.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another if certain requirements are satisfied.
If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Rollovers from Qualified Retirement Plans and IRAs
A Qualified Contract may be purchased through a rollover of assets from qualified retirement plans. You should consult with your plan sponsor, as well as a qualified tax professional, before rolling over retirement plan assets. The Contract may also be purchased through a rollover of assets from an IRA or Simplified Employee Pension (SEP) IRA.
Inherited IRAs
The Contract may be an inherited IRA only if it is acquired by a natural person beneficiary of the original IRA upon the original owner’s death. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before acquiring the Contract as an inherited IRA.
Assignment, Transfer or Exchange of the Contract
Other than in the case of a Qualified Annuity Contract (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assignor pledge) any portion of the Annuity Account Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Annuity Account Value is assigned or pledged, subsequent increases in the Annuity Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the Contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the Contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Investment Income Surtax
Distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of  (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly or qualifying widow(er) with dependent child, $125,000 for married couples filing separately, and $200,000 for everyone else). The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
Under Treasury Department regulations, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code, including:
•
Only the Owner may be the Annuitant of the Contract;

•
Only one Owner may be established under the Contract;

•
The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•
The entire interest of the Owner is non-forfeitable;

•
The Owner may not borrow any money under the Contract or pledge it as security for a loan;

•
The Contract is non-transferable: the Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and

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•
Empower will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in Section 408(k), Contributions will only be accepted if they are in cash and the total of such Contributions must not exceed the maximum as permitted by the Code, for any taxable year, regardless of whether such Contributions are deductible by the Owner under the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount permitted by the Code for any taxable year.
The Owner has sole responsibility for determining whether any premium payment satisfies these contribution limits and any applicable income tax rules.
Required Minimum Distributions from Qualified Annuity Contracts
In general. In the case of Qualified Annuity Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) and 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective for deaths occurring after 2019, and changes made by the SECURE 2.0 Act were generally effective for deaths occurring after 2022. This discussion describes only the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Annuity Contract. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. RMDs made from a GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code as detailed below.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s). Please note the following important details:
•
An RMD is attributable to the Covered Fund(s) to the extent that the RMD amount withdrawn from the Covered Fund Value is proportional to the amount of the Annuity Account Value invested in Covered Fund(s).

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•
The amount withdrawn for RMDs must not exceed the amount calculated under the Code based on life expectancy, and must be based on the Annuity Account Value on December 31 of the previous calendar year as reported by Empower.

•
You must set up your RMDs on the required form with our Retirement Resource Operations Center.

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•
If you are transferring money from another company and you have reached or will reach the “applicable age” at which RMDs must be paid to you under the Code during the current tax year, you should take the current tax year’s RMD before the transfer to avoid taking an Excess Withdrawal.

Below is a hypothetical RMD numerical example designed to help illustrate how taking an RMD during the GAW Phase would be considered an Excess Withdrawal because some portion of the RMD is not attributable to the Covered Fund Value.
RMD Numerical Example:
This example illustrates a scenario where the Contract is your only IRA, and you elected to split your assets between the Investment Strategy (i.e., an investment that is not a Covered Fund) and the Income Strategy (i.e., a Covered Fund). To avoid taking an Excess Withdrawal when taking an RMD, you may need to take a portion of your RMD from your assets in the Investment Strategy.
•
Annuity Account Value (12/31/2019) = $100,000

•
Covered Fund Value = $50,000 (50% of total Annuity Account Value)

•
Investment Strategy Account Value = $50,000 (50% of total Annuity Account Value)

•
GAW = $2,500

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•
Total 2020 RMD attributable to the IRA as calculated by Empower = $6,200

•
2020 RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100

Under these circumstances, the Owner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund — this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Owner would need to withdraw the remaining $3,100 from the Investment Strategy Account.
When distributions must begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Annuity Contracts by the “required beginning date.” The RBD for IRAs is April 1 of the calendar year following the calendar year in which the Owner reaches the “applicable age.” If you own a Roth IRA, you are not required to take minimum distributions from your Roth IRA during your life.
If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73*
After 1958*	75*

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*
If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear under SECURE 2.0 whether your “applicable age” is age 73 or age 75.

Annual distribution amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the benefits under the GLWB Rider, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. It is the responsibility of the Owner to request payments in accordance with the minimum distribution requirements of the Code.
Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an EDB. A designated beneficiary is any individual designated as a beneficiary by the IRA owner. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within a year of your death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transfering the remaining interest tax-free to you surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
Annuity payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by the company) in order to comply with post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
DISTRIBUTION OF THE CONTRACTS
We offer the Contracts on a continuous basis to customers of registered investment advisers, brokerage firms, and their affiliated insurance agencies. Contracts were sold in those states where the Contract may lawfully be sold by licensed insurance agents who are Consultants.

Prior to October 5, 2020, the offering of the Contracts is made on a continuous basis by Empower Financial Services, Inc., a wholly-owned subsidiary of Empower. Empower Financial Services, Inc. is a Delaware corporation registered as a broker/dealer with the SEC, and a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Effective October 5, 2020, Investment Distributors, Inc. (“IDI”) became principal underwriter. IDI is a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was established in 1993. IDI’s principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.
No sales commissions are paid to Consultants on sales of the Contracts. However, Consultants may charge you an advisory or similar fee under an agreement you have with them independent of Empower, Empower Financial Services, Inc., or IDI. Empower, Empower Financial Services, Inc., and IDI do not offer advice on how to allocate your Contributions, and we are not responsible for any advice your Consultant provides to you. Empower, Empower Financial Services, Inc., and IDI do not endorse any Consultant or make any representations as to their qualifications.
Empower (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for Empower Financial Services, Inc., may pay eligible Consultants or other entities compensation for the promotion and sale of the Contract. Compensation paid to eligible Consultants or other entities is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Payments We Receive” above. The Company may pay a portion of these proceeds to eligible Consultants or other entities for distribution services.
IDI agents may receive additional cash and non-cash incentives to promote the sale of the Contracts. IDI agents may participate in various contests and promotions subject to applicable FINRA regulations in which IDI agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, IDI agents also may receive travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to IDI agents may be based on certain performance measurements, including a percentage of the net amount invested in certain investments available under the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an IDI agent to recommend or sell the Contract instead of other products or recommend certain investments under the Contract over other investments, which may not necessarily be to your benefit.
To the extent permitted by FINRA rules, applicable state insurance law and regulations, and Department of Labor rules and regulations, and as mutually agreed upon by the Company and eligible Consultants or other entities, the Company may pay a portion of these proceeds to eligible Consultants or other entities:
•
for distribution services;

?
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as compensation for administrative and insurance services provided by the Consultants on behalf of Empower Financial Services, Inc. or IDI;

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as a marketing allowance or other promotional incentive; and

•
as payments in the form of cash or other compensation.

VOTING RIGHTS
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. Shares held by us will also be voted proportionately. The effect of proportional voting is that if a large number of Owners fail to give voting instructions, a small number of Owners may determine the outcome of the vote. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Empower.
RIGHTS RESERVED BY EMPOWER
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•
To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;

•
To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account;

•
To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law;

•
To cease accepting Contributions at any time at our discretion;

•
To limit the number of Contracts that you may purchase;

•
To cease offering the Contract and/or GLWB Riders to new sales;

•
To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity;

•
To change the time or time of day that a valuation date is deemed to have ended; and

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

LEGAL PROCEEDINGS
Empower, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Empower believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account, the ability of IDI to perform its contract with the Series Account, or the ability of Empower to meet its obligations under the Contracts.
LEGAL MATTERS
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Empower has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audited statements of assets and liabilities of the subaccounts of Variable Annuity-2 Series Account as of December 31, 2022, and the related statements of operations and changes in net assets for each of the years or periods presented as well as the Report of the Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Series Account’s Form N-VPFS, File No. 811-05817, filed with the SEC on April 18, 2023.
INDEPENDENT AUDITOR
The statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company), incorporated by reference in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The statutory-basis financial statements appear in the Variable Annuity-2 Series Account’s Form N-VPFS filed with the SEC on April 26, 2023.
AVAILABLE INFORMATION
You may Request a free copy of the SAI. Please direct any oral, written, or electronic Request for such documents to:
Retirement Resource Operations Center (Service Center)
Regular Mail:
PO Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
877-723-8723
AnnuityOperations@greatwest.com
The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Empower concerning the Contract, the Riders, and the Series Account.

APPENDIX A
PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
Investment Strategy Portfolios
Sector Equity	ALPS/Alerian Energy Infrastructure Portfolio - Class III(1)	1.30%	—	—	17.32%	3.38%	—
International Equity	ALPS/Global Opportunity Portfolio - Class III (formerly, ALPS/Red Rocks Global Opportunity Portfolio)(1)	2.23%	—	—	-28.91%	3.32%	—
Taxable Bond	American Century Investments® VP Inflation Protection Fund - Class II	0.77%	—	—	-13.08%	1.38%	0.67%
U.S. Equity	American Century Investments® VP Mid Cap Value Fund - Class II	1.01%	—	—	-1.38%	6.61%	10.84%
U.S. Equity	American Century Investments® VP Value Fund - Class II(1)	0.88%	—	—	0.31%	7.68%	10.41%
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® -Class 4(1)	0.92%	—	—	-17.57%	3.83%	7.53%
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 4	0.84%	—	—	-30.11%	10.86%	13.38%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4	0.78%	—	—	-16.70%	7.56%	11.28%
International Equity	American Funds Insurance Series® International Fund - Class 4	1.03%	—	—	-21.02%	-1.29%	3.67%
International Equity	American Funds Insurance Series® New World Fund® - Class 4(1)	1.07%	—	—	-22.25%	2.07%	4.02%
U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund℠ - Class 4(1)	0.75%	—	—	-8.69%	6.84%	11.08%
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III(1)	0.58%	—	—	-15.04%	4.52%	—
Allocation	BlackRock Global Allocation V.I. Fund - Class III - BlackRock (Singapore) Limited(1)	1.01%	—	—	-16.07%	3.25%	4.81%
Taxable Bond	BlackRock High Yield V.I. Fund - Class III - BlackRock International Limited(1)	0.80%	—	—	-10.56%	2.35%	3.85%
U.S. Equity	ClearBridge Variable Large Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	1.01%	—	—	-32.42%	7.11%	—
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class II - ClearBridge Investments, LLC(3)	1.08%	—	—	-25.51%	4.95%	8.95%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	1.05%	—	—	-29.01%	8.28%	10.95%
Taxable Bond	Columbia Variable Portfolio - Strategic Income Fund - Class 2(1)	0.93%	—	—	-11.52%	0.98%	2.10%
Sector Equity	Delaware Ivy VIP Energy Portfolio - Class II	1.23%	—	—	50.42%	-1.66%	-0.39%
International Equity	Delaware VIP® Emerging Markets Series - Service Class - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	1.48%	—	—	-27.81%	-2.19%	2.06%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
International Equity	Delaware VIP® International Series ‑ Service Class ‑ Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	1.16%	—	—	-17.60%	—	—
U.S. Equity	Delaware VIP® Small Cap Value Series ‑ Service Class ‑ Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.08%	—	—	-12.35%	4.04%	8.92%
U.S. Equity	DFA VA Equity Allocation Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(1)(2)	0.30%	0.35%	0.65%	-13.68%	6.13%	—
Taxable Bond	DFA VA Global Bond Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.21%	0.35%	0.56%	-6.33%	-0.06%	0.76%
Allocation	DFA VA Global Moderate Allocation Portfolio - Institutional Class(1)(2)	0.28%	0.35%	0.63%	-10.96%	4.47%	—
International Equity	DFA VA International Small Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.40%	0.35%	0.75%	-17.64%	0.52%	6.02%
International Equity	DFA VA International Value Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.28%	0.35%	0.63%	-3.46%	1.48%	4.49%
Taxable Bond	DFA VA Short-Term Fixed Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.12%	0.35%	0.47%	-1.16%	0.70%	0.58%
U.S. Equity	DFA VA U.S. Large Value Portfolio - Institutional Class(2)	0.21%	0.35%	0.56%	-4.88%	5.67%	10.71%
U.S. Equity	DFA VA U.S. Targeted Value Portfolio - Institutional Class(2)	0.29%	0.35%	0.64%	-4.21%	7.48%	11.05%
U.S. Equity	DWS Capital Growth VIP - Class B(3)	0.75%	—	—	-30.91%	9.51%	12.95%
International Equity	DWS Global Small Cap VIP - Class B(1)	1.09%	—	—	-24.22%	-0.51%	4.46%
Taxable Bond	Eaton Vance VT Floating-Rate Income Fund - Initial Class	1.17%	—	—	-2.74%	1.93%	2.52%
Allocation	Empower Aggressive Profile Fund - Investor Class (formerly, Great-West Aggressive Profile Fund)	1.15%	—	—	-15.17%	5.10%	9.09%
U.S. Equity	Empower Ariel Mid Cap Value Fund - Investor Class (formerly, Great-West Ariel Mid Cap Value Fund) - Ariel Investments, LLC(1)	1.05%	—	—	-12.94%	4.97%	9.49%
Taxable Bond	Empower Bond Index Fund - Investor Class (formerly, Great-West Bond Index Fund)(1)	0.50%	—	—	-13.68%	-0.56%	0.54%
Taxable Bond	Empower Core Bond Fund - Investor Class (formerly, Great-West Core Bond Fund)(1)	0.70%	—	—	-14.70%	-0.43%	0.79%
International Equity	Empower Emerging Markets Equity Fund - Investor Class (formerly, Great-West Emerging Markets Equity Fund) - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	—	—	-22.34%	—	—
Taxable Bond	Empower Global Bond Fund - Investor Class (formerly, Great-West Global Bond Fund)(1)	1.00%	—	—	-14.65%	-2.68%	-1.22%
Money Market	Empower Government Money Market Fund - Investor Class (formerly, Great-West Government Money Market Fund)(1)	0.46%	—	—	1.22%	0.92%	0.50%
Taxable Bond	Empower High Yield Bond Fund - Investor Class (formerly, Great-West High Yield Bond Fund) - Putnam Investment Management, LLC(1)	1.05%	—	—	-11.80%	2.17%	3.69%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
Taxable Bond	Empower Inflation-Protected Securities Fund - Investor Class (formerly, Great-West Inflation-Protected Securities Fund) - Goldman Sachs Asset Management, L.P.(1)	0.70%	—	—	-8.92%	—	—
International Equity	Empower International Growth Fund - Investor Class (formerly, Great-West International Growth Fund) - J.P. Morgan Investment Management, Inc.; Franklin Templeton Institutional, LLC(1)	1.20%	—	—	-30.35%	1.11%	4.08%
International Equity	Empower International Index Fund - Investor Class - (formerly, Great-West International Index Fund) - Irish Life Investment Managers Ltd	0.64%	—	—	-14.74%	1.18%	4.11%
International Equity	Empower International Value Fund - Investor Class (formerly, Great-West International Value Fund) - LSV Asset Management; Massachusetts Financial Services Company	1.06%	—	—	-15.18%	1.23%	6.75%
U.S. Equity	Empower Large Cap Growth Fund - Investor Class (formerly, Great-West Large Cap Growth Fund) - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	0.98%	—	—	-23.16%	12.35%	13.74%
U.S. Equity	Empower Large Cap Value Fund - Investor Class (formerly, Great-West Large Cap Value Fund) - T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC(1)	0.96%	—	—	-3.54%	7.61%	9.98%
Allocation	Empower Lifetime 2015 Fund - Investor Class (formerly, Great-West Lifetime 2015 Fund)(1)	0.80%	—	—	-12.27%	3.06%	5.00%
Allocation	Empower Lifetime 2020 Fund - Investor Class (formerly, Great-West Lifetime 2020 Fund)(1)	0.83%	—	—	-12.95%	3.20%	—
Allocation	Empower Lifetime 2025 Fund - Investor Class (formerly, Great-West Lifetime 2025 Fund)(1)	0.85%	—	—	-13.83%	3.46%	6.20%
Allocation	Empower Lifetime 2030 Fund - Investor Class (formerly, Great-West Lifetime 2030 Fund)(1)	0.87%	—	—	-14.62%	3.73%	—
Allocation	Empower Lifetime 2035 Fund - Investor Class (formerly, Great-West Lifetime 2035 Fund)(1)	0.89%	—	—	-15.62%	4.07%	7.37%
Allocation	Empower Lifetime 2040 Fund - Investor Class (formerly, Great-West Lifetime 2040 Fund)	0.92%	—	—	-16.30%	4.34%	—
Allocation	Empower Lifetime 2045 Fund - Investor Class (formerly, Great-West Lifetime 2045 Fund)	0.92%	—	—	-16.82%	4.42%	7.68%
Allocation	Empower Lifetime 2050 Fund - Investor Class (formerly, Great-West Lifetime 2050 Fund)	0.93%	—	—	-16.95%	4.42%	—
Allocation	Empower Lifetime 2055 Fund - Investor Class (formerly, Great-West Lifetime 2055 Fund)	0.92%	—	—	-17.13%	4.29%	7.55%
U.S. Equity	Empower Mid Cap Value Fund - Investor Class (formerly, Great-West Mid Cap Value Fund) - Goldman Sachs Asset Management, L.P.(1)	1.15%	—	—	-11.76%	3.88%	9.75%
Allocation	Empower Moderately Aggressive Profile Fund - Investor Class (formerly, Great-West Moderately Aggressive Profile Fund)(1)	1.02%	—	—	-13.09%	4.29%	7.14%
Taxable Bond	Empower Multi-Sector Bond Fund - Investor Class (formerly, Great-West Multi-Sector Bond Fund)(1)	0.90%	—	—	-11.42%	1.09%	2.70%
Sector Equity	Empower Real Estate Index Fund - Investor Class (formerly, Great-West Real Estate Index Fund) - Irish Life Investment Managers Ltd(1)	0.70%	—	—	-26.40%	1.80%	4.99%
U.S. Equity	Empower S&P 500® Index Fund - Investor Class (formerly, Great-West S&P 500® Index Fund) - Irish Life Investment Managers Ltd	0.51%	—	—	-18.55%	8.88%	11.95%
U.S. Equity	Empower S&P Mid Cap 400® Index Fund - Investor Class (formerly, Great-West S&P Mid Cap 400® Index Fund) - Irish Life Investment Managers Ltd(1)	0.54%	—	—	-13.55%	6.12%	10.16%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
U.S. Equity	Empower S&P SmallCap 600® Index Fund - Investor Class (formerly, Great-West S&P SmallCap 600® Index Fund) - Irish Life Investment Managers Ltd	0.56%	—	—	-16.51%	5.34%	10.24%
Taxable Bond	Empower Short Duration Bond Fund - Investor Class (formerly, Great-West Short Duration Bond Fund)(1)	0.60%	—	—	-4.25%	1.22%	1.27%
U.S. Equity	Empower Small Cap Growth Fund - Investor Class (formerly, Great-West Small Cap Growth Fund)(1)	1.19%	—	—	-25.36%	7.50%	—
U.S. Equity	Empower Small Cap Value Fund - Investor Class (formerly, Great-West Small Cap Value Fund)(1)	1.09%	—	—	-10.03%	4.86%	9.10%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class (formerly, Great-West T. Rowe Price Mid Cap Growth Fund) - T. Rowe Price Associates, Inc.	1.02%	—	—	-22.79%	7.13%	11.81%
Taxable Bond	Empower U.S. Government Securities Fund - Investor Class (formerly, Great-West U.S. Government Securities Fund)(1)	0.60%	—	—	-12.08%	-0.59%	0.45%
Taxable Bond	Federated Hermes High Income Bond Fund II - Service Class(1)	1.06%	—	—	-11.92%	1.35%	3.33%
Allocation	Fidelity® VIP Balanced Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.72%	—	—	-18.19%	6.93%	8.63%
International Equity	Fidelity® VIP International Capital Appreciation Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.07%	—	—	-26.57%	3.03%	6.98%
Allocation	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1.20%	—	—	-12.20%	4.06%	6.75%
Allocation	Franklin Income VIP Fund - Class 4 - Franklin Advisers, Inc.	0.81%	—	—	-5.59%	4.19%	5.40%
Alternative	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Class(1)(3)	1.36%	—	—	-6.61%	1.00%	—
U.S. Equity	Goldman Sachs VIT US Equity Insights Fund - Service Class(1)	0.78%	—	—	-19.90%	7.25%	11.91%
International Equity	Invesco® Oppenheimer V.I. International Growth Fund - Series II(1)(3)	1.25%	—	—	-27.17%	-0.01%	3.99%
Taxable Bond	Invesco® V.I. Core Plus Bond Fund - Series II(1)	0.86%	—	—	-14.68%	-0.04%	1.87%
International Equity	Invesco® V.I. EQV International Equity Fund - Series II	1.16%	—	—	-18.50%	1.26%	4.15%
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series II - Invesco® Asset Management Ltd	1.27%	—	—	-25.14%	-1.16%	2.22%
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series II	1.00%	—	—	-6.00%	5.77%	9.87%
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series II	1.12%	—	—	-16.04%	6.74%	10.60%
U.S. Equity	Invesco® V.I. Small Cap Equity Fund - Series II	1.20%	—	—	-20.73%	5.27%	8.05%
Allocation	Janus Henderson VIT Balanced Portfolio - Service Shares	0.86%	—	—	-16.62%	6.42%	8.16%
U.S. Equity	Janus Henderson VIT Enterprise Portfolio - Service Shares	0.96%	—	—	-16.15%	9.35%	13.10%
Taxable Bond	Janus Henderson VIT Flexible Bond Portfolio - Service Shares(1)	0.82%	—	—	-13.90%	0.25%	1.10%
U.S. Equity	Lord Abbett Series Fund - Developing Growth Portfolio - Class VC(1)	1.04%	—	—	-35.98%	8.23%	10.86%
Sector Equity	LVIP Delaware U.S. REIT Fund -Service Class (formerly, LVIP Delaware REIT Fund) - Delaware Investments Fund Advisers(1)(3)	1.13%	—	—	-25.53%	2.10%	4.92%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
U.S. Equity	LVIP JPMorgan Small Cap Core Fund - Service Class (formerly, JPMorgan Insurance Trust Small Cap Core Portfolio)	1.01%	—	—	-19.56%	3.79%	9.29%
U.S. Equity	MFS® VIT II Blended Research® Core Equity Portfolio - Service Class(1)	0.69%	—	—	-16.20%	8.11%	11.48%
International Equity	MFS® VIT II International Growth Portfolio - Service Class(1)	1.13%	—	—	-15.18%	4.24%	6.03%
Sector Equity	MFS® VIT II Technology Portfolio - Service Class(1)	1.13%	—	—	-35.85%	8.00%	13.76%
U.S. Equity	MFS® VIT III Blended Research® Small Cap Equity Portfolio - Service Class(1)	0.79%	—	—	-18.56%	5.14%	10.21%
U.S. Equity	Neuberger Berman AMT Sustainable Equity Portfolio - Class S(1)	1.17%	—	—	-18.65%	7.14%	10.64%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class(1)	1.39%	—	—	8.66%	6.94%	-1.66%
Taxable Bond	PIMCO VIT Long-Term U.S. Government Portfolio - Advisor Class	1.24%	—	—	-28.95%	-2.63%	0.16%
Taxable Bond	PIMCO VIT Low Duration Portfolio - Advisor Class	0.77%	—	—	-5.84%	-0.02%	0.32%
Taxable Bond	PIMCO VIT Real Return Portfolio - Advisor Class	0.87%	—	—	-11.99%	1.86%	0.80%
Taxable Bond	PIMCO VIT Short-Term Portfolio - Advisor Class	0.71%	—	—	-0.25%	1.16%	1.24%
Taxable Bond	PIMCO VIT Total Return Portfolio - Advisor Class	0.77%	—	—	-14.39%	-0.28%	0.82%
U.S. Equity	Putnam VT Core Equity Fund - Class IB (formerly, Putnam VT Multi-Cap Core Fund) - Putnam Investments Limited	0.94%	—	—	-15.77%	9.50%	12.55%
International Equity	Putnam VT Emerging Markets Equity Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.36%	—	—	-27.44%	-2.01%	2.83%
International Equity	Putnam VT Focused International Equity Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.06%	—	—	-18.19%	2.36%	6.74%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.11%	—	—	-16.03%	3.14%	6.53%
Taxable Bond	Putnam VT Income Fund - Class IB - Putnam Investments Limited	0.86%	—	—	-13.81%	-0.51%	1.16%
International Equity	Putnam VT International Equity Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited	1.11%	—	—	-14.77%	1.03%	4.51%
International Equity	Putnam VT International Value Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited	1.15%	—	—	-6.81%	1.97%	4.19%
U.S. Equity	Putnam VT Large Cap Growth Fund - Class IB (formerly, Putnam VT Growth Opportunities Fund) - Putnam Investments Limited	0.91%	—	—	-30.50%	10.60%	13.72%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IB - Putnam Investments Limited	0.82%	—	—	-3.13%	9.26%	11.76%
Taxable Bond	Putnam VT Mortgage Securities Fund - Class IB - Putnam Investments Limited(1)	0.75%	—	—	-10.07%	-0.91%	0.07%
U.S. Equity	Putnam VT Research Fund - Class IB - The Putnam Advisory Company, LLC; Putnam Investments Limited	1.00%	—	—	-17.28%	9.35%	12.34%
U.S. Equity	Putnam VT Small Cap Growth Fund - Class IB - Putnam Investments Limited(1)(3)	1.14%	—	—	-28.30%	7.48%	9.02%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IB - Putnam Investments Limited	1.03%	—	—	-12.98%	4.72%	9.12%
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio-II Class(1)	1.00%	—	—	-38.66%	4.89%	11.40%
Sector Equity	T. Rowe Price® Health Sciences Portfolio-II Class(1)	1.19%	—	—	-12.69%	10.56%	15.35%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2022)
					1 Year	5 Year	10 Year
Sector Equity	VanEck® VIP Global Resources Fund - Class S	1.33%	—	—	8.12%	4.01%	0.10%
Income Strategy Covered Funds (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider)
Allocation	Empower Conservative Profile Fund - Class L (formerly, Great-West Conservative Profile Fund)(1)	1.03%	—	—	-10.15%	2.04%	3.39%
Allocation	Empower Conservative Profile Fund - Investor Class (formerly, Great-West Conservative Profile Fund)(1)(3)	0.78%	—	—	-9.93%	2.29%	3.65%
Allocation	Empower Moderate Profile Fund - Class L (formerly, Great-West Moderate Profile Fund)(1)	1.17%	—	—	-12.16%	3.60%	5.89%
Allocation	Empower Moderate Profile Fund - Investor Class (formerly, Great-West Moderate Profile Fund)(1)(3)	0.92%	—	—	-12.02%	3.83%	6.15%
Allocation	Empower Moderately Conservative Profile Fund - Class L (formerly, Great-West Moderately Conservative Profile Fund)(1)	1.08%	—	—	-11.01%	2.80%	4.63%
Allocation	Empower Moderately Conservative Profile Fund - Investor Class (formerly, Great-West Moderately Conservative Profile Fund)(1)(3)	0.83%	—	—	-10.82%	3.06%	4.91%
Allocation	Empower SecureFoundation® Balanced Fund - Class L (formerly, Great-West SecureFoundation® Balanced Fund)(1)	0.85%	—	—	-14.71%	3.53%	5.85%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
Investment Strategy Portfolios that may only be accessed with additional payment of a Fund Facilitation Fee.

?
(3)
These Sub-Accounts investing in this Portfolio are closed to new Contributions and incoming Transfers.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting the Company or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

APPENDIX B
State Variations To The Contract, GLWB Riders, and Endorsements
The following chart discloses all material state variations to the Contract and GLWB Riders, as well as state variations to the Right to Cancel provisions:
STATE	CONTRACT	SIF GLWB RIDER	SIM GLWB RIDER	SIP GLWB RIDER
CA
RIGHT TO CANCEL
(If Contract Owner is age 60 years or over):
This policy may be returned within 30 days from the date you received it. During that 30-day period, your money will be placed in a fixed account or money-market fund, unless you direct that the premium be invested in a stock or bond portfolio underlying the policy during the 30-day period. If you do not direct that the premium be invested in a stock or bond portfolio, and if you return the policy within the 30-day period, you will be entitled to a refund of the premium and any policy fee paid. If you direct that the premium be invested in a stock or bond portfolio during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s account value on the day the policy is received by the insurance company or agent who sold you this policy, which could be less than the premium you paid for the policy, plus any policy fee paid.

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

STATE	CONTRACT	SIF GLWB RIDER	SIM GLWB RIDER	SIP GLWB RIDER

RIGHT TO CANCEL
(If Owner is not age 60 years or over):
You have a 10 day right to cancel. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 30 days from the date of receiving it. If you are not satisfied with the Contract, return it to the Retirement Resource Operations Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value plus any charges and fees. The amount returned during the right to cancel period will not be subject to a Withdrawal Charge.

CT (State Variation Only Applicable to Contracts Issued Before 12/4/2017)	2.03 ASSIGNMENT (Provisions restricting assignment of the GLWB Riders have been deleted.)
SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

STATE	CONTRACT	SIF GLWB RIDER	SIM GLWB RIDER	SIP GLWB RIDER
FL
SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

SECTION 9:ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
(Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.)
(Provisions requiring Rider termination upon a change of ownership have been deleted.)

STATE	CONTRACT	SIF GLWB RIDER	SIM GLWB RIDER	SIP GLWB RIDER
MT
6.02 DEATH BENEFIT The death benefit will be the return of the Annuity Account Value as of the date the Request for payment is received less Premium Tax. When this Contract becomes a claim, settlement will be made within 60 days of receipt of due proof of death. If settlement is made after the first 30 days, the settlement shall include interest earned from the 30th day until the date of settlement. Interest will be paid at a rate no less than required by Montana law.
8.07 CONFORMITY WITH MONTANA STATUTES
The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which the insured resides on or after the effective date of this Contract.

STATE	CONTRACT	SIF GLWB RIDER	SIM GLWB RIDER	SIP GLWB RIDER
ND
Front Cover
If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 30 days from the date of receiving it.
RIGHT TO CANCEL
There is a 20 day right to cancel. If you are not satisfied with the Contract, return it to the Retirement Resource Operations Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value plus any charges and fees.
6.02 DEATH BENEFIT
The death benefit will be the return of the Annuity Account Value as of the date the Request for payment is received less Premium Tax. Payments will include reasonable interest accrued from the date of death and will be made no later than 2 months after receipt of notice.

The following chart discloses all material state variations to the Contract Endorsements:
STATE	Non-Grantor Trust Endorsement	Pre-Selected Beneficiary Payout Options Endorsement
CA
TERMINATION
This Endorsement will terminate:
(1)
upon termination of the Contract,

(2)
the date the Contract is annuitized,

(3)
the date death benefits are paid,

(4)
the date the Contract is surrendered,

(5)
for Qualified Annuity Contracts, the date there is any change of ownership under the Contract from a Non-Grantor Trust to a natural person, or

(6)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership under the Contract from a Non-Grantor Trust to a natural person.

TERMINATION
This Pre-Selected Beneficiary Payout Option Endorsement will terminate:
(1)
on termination or surrender of the Contract;

(2)
upon a Joint Covered Person taking sole Ownership of the Contract;

(3)
for Qualified Annuity Contracts, upon transfer of Ownership or assignment of the Contract;

(4)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership or assignment of the Contract.

(5)
on the Annuity Commencement Date; or

(6)
on cancellation or revocation of any Pre-Selected Beneficiary Payout Options elected by the Owner prior to death.

APPENDIX C
GUARANTEED ANNUAL WITHDRAWAL PERCENTAGES AND CREDITS
Below are the Guaranteed Annual Withdrawal percentages (GAW%), Joint GAW%, Distribution Credit, and Accumulation Credit applicable to the GLWB Riders described in the Prospectus for the Contract. You may contact the Retirement Resource Operations Center at (877) 723-8723 for the rates and credits applicable to your Contract. A complete description of the GLWB Riders can be found in the section of the Prospectus entitled “Guaranteed Lifetime Withdrawal Benefit.”
CONTRACT APPLICATIONS SIGNED BETWEEN JUNE 4, 2018, AND DECEMBER 14, 2020:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between June 4, 2018, and December 14, 2020 (the final date the Contract was available for purchase).
Great-West Secure Income Foundation GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%).
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.10%	4.60%
70−74	5.50%	5.00%
75−79	5.50%	5.00%
80+	6.50%	6.00%
Great-West Secure Income Max GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Distribution Credit increases the GAW% for Contributions aged at least 5 years.
Age When GAWs Begin	Single GAW%	Joint GAW%	Distribution Credit
59.5−64	4.00%	3.50%	1%
65−69	5.50%	5.00%	1%
70−74	6.00%	5.50%	1%
75−79	6.00%	5.50%	1%
80+	6.50%	6.00%	1%
Great-West Secure Income Plus GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Accumulation Credit of 5% is used to determine the guaranteed minimum amount the Benefit Base will increase for each Contract Year up to a maximum of 10 Contract Years.
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.00%	4.50%
70−74	5.00%	4.50%
75−79	5.00%	4.50%
80+	6.00%	5.50%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2018, AND JUNE 3, 2018:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between May 1, 2018, and June 3, 2018.

Great-West Secure Income Foundation GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%).
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.10%	4.60%
70−74	5.50%	5.00%
75−79	5.50%	5.00%
80+	6.50%	6.00%
Great-West Secure Income Max GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Distribution Credit increases the GAW% for Contributions aged at least 5 years.
Age When GAWs Begin	Single GAW%	Joint GAW%	Distribution Credit
59.5−64	4.00%	3.50%	1%
65−69	5.40%	4.90%	1%
70−74	5.80%	5.30%	1%
75−79	5.80%	5.30%	1%
80+	6.50%	6.00%	1%
Great-West Secure Income Plus GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Accumulation Credit of 5% is used to determine the guaranteed minimum amount the Benefit Base will increase for each Contract Year up to a maximum of 10 Contract Years.
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.00%	4.50%
70−74	5.00%	4.50%
75−79	5.00%	4.50%
80+	6.00%	5.50%
CONTRACT APPLICATIONS SIGNED BETWEEN DECEMBER 4, 2017, AND APRIL 30, 2018:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between December 4, 2017, and April 30, 2018.
Great-West Secure Income Foundation GLWB Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	6.00%

Great-West Secure Income Max GLWB Rider:
The Distribution Credit for the Great-West Secure Income Max GLWB Rider is 1% for Contributions aged at least 5 years. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.40%	5.80%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.90%	5.30%	6.00%
Great-West Secure Income Plus GLWB Rider:
The Accumulation Credit used to determine the guaranteed minimum amount for the Great-West Secure Income Plus GLWB Rider is 5%. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.00%	6.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	4.50%	5.50%
CONTRACT APPLICATIONS SIGNED PRIOR TO DECEMBER 4, 2017:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed prior to December 4, 2017.
Great-West Secure Income Foundation GLWB Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
Great-West Secure Income Max GLWB Rider:
The Distribution Credit for the Great-West Secure Income Max GLWB Rider is 1% for Contributions aged at least 5 years. The GAW% for a single Covered Person is based on the following table:

	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
The Great-West Secure Income Max GLWB Rider increases each GAW% by 1% for Withdrawals that begin at least 5 years after the date of Rider Contribution.
Great-West Secure Income Plus GLWB Rider:
The Accumulation Credit used to determine the guaranteed minimum amount for the Great-West Secure Income Plus GLWB Rider is 5%. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.00%	6.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	4.50%	5.50%

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Series Account. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by contacting the Service Center at the address or telephone number shown below. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Variable Annuity 2 Series Account are available on the SEC’s website at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Service Center
Regular Mail
P.O. Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
EDGAR Contract Identifier: C000173055

VARIABLE ANNUITY-2 SERIES ACCOUNT

GREAT-WEST SMART TRACK® ADVISOR VARIABLE
ANNUITY

Individual Flexible Premium
Deferred Variable Annuity
Contracts

issued by

Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2023, which is available without charge by contacting the Service Center, Regular Mail: P.O. Box 1854, Birmingham, Alabama 35201-1854; Overnight Mail: 2801 Highway 280 South, Birmingham, Alabama 35223 or at (800) 838-0650.

The date of this Statement of Additional Information is May 1, 2023

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms."

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Empower Annuity Insurance Company of America ("Empower"), the issuer of the Contract, is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. The Company's name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980, prior to changing to Empower's name in 1982. In September of 1990, Empower re-domesticated under the laws of the State of Colorado. Empower is qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America. Empower is a wholly-owned subsidiary of Empower Holdings, Inc. (formerly GWL&A Financial, Inc.), a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great- West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (the "Series Account") are the exclusive property of Empower. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of Empower by the Securities and Exchange Commission. Empower may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by Empower. Empower may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non- participating individual life insurance and annuity business and group life and health business, including this Contract.

Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with the terms and conditions of the Contract. Empower will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower’s obligations under the Contract remain unchanged. No compensation has been paid to Empower or Protective in connection with these services for these Contracts.

1

SERVICES

The assets of the Series Account are held by Empower. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Empower. Empower maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of Empower.

EXPERTS

    The financial statements of the subaccounts that comprise Variable Annuity-2 Series Account as of December 31, 2022, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

     The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

INDEPENDENT AUDITOR

     The statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company), incorporated by reference in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS

Advice regarding certain legal matters concerning the federal securities law applicable to the issue and sale of the Contract has been provided by Eversheds Sutherland (US) LLP.

2

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts of Variable Annuity-2 Series Account as of December 31, 2022, and the related statements of operations and changes in net assets for each of the years or periods presented as well as the Report of the Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Series Account's Form N-VPFS, File No. 811-05817, filed with the SEC on April 18, 2023.

The audited statutory balance sheets for Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) as of December 31, 2022 and 2021 and the related statutory statements of operations, changes in capital and surplus cash flows for each of the years in the three-year period ended December 31, 2022 as well as the report of the Independent Auditor of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) is incorporated by reference to the Company Account's Form N-VPFS, File No. 811-05817 filed with the SEC on April 26, 2023.

3

PART C
OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolutions

(a) (1) Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant (formerly Varifund Variable Annuity Account) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-162272), filed with the Commission on October 1, 2009.

(b) Custodial Agreements – Not Applicable

(c) Underwriting Contracts

(c) (1) Underwriting Agreement between Depositor and GWFS Equities, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-189114), filed with the Commission on September 6, 2013.

(c) (2) Underwriting Agreement between Depositor and IDI is incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on May 10, 2021.

(d) Contracts (Including Riders & Endorsements)

(d) (1) Form of Variable Annuity Contract is incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(d) (2) Form of Great-West Secure Income Foundation GLWB Rider is incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(d) (2) (i) Forms of Amendment to Great-West Secure Income Foundation GLWB Rider are incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on June 5, 2017.

(d) (2) (ii) Form of Amendment to Great-West Secure Income Foundation GLWB Rider is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on February 20, 2018.

(d) (2) (iii) Form of Great-West Secure Income Plus GLWB Rider is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(d) (2) (iv) Forms of Amendment to Great-West Secure Income Plus GLWB Rider are incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on June 5, 2017.

(d) (2) (v) Form of Amendment to Great-West Secure Income Plus GLWB Rider is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on February 20, 2018.

(d) (2) (vi) Form of Amendment to Great-West Secure Income Plus GLWB Rider is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on April 25, 2018.

(d) (3) Form of Great-West Secure Income Max GLWB Rider is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(d) (3) (i) Forms of Amendment to Great-West Secure Income Max GLWB Rider are incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on June 5, 2017.

(d) (3) (ii) Form of Amendment to Great-West Secure Income Max GLWB Rider is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on February 20, 2018.

(d) (3) (iii) Form of Amendment to Great-West Secure Income Max GLWB Rider is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on April 25, 2018.

(d) (4) Form of Roth IRA Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 22, 2014.

(d) (5) Form of Return of Premium Death Benefit Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on June 17, 2016.

(d) (5) (i) Form of Amended Return of Premium Death Benefit Endorsement is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 12, 2017.

(d) (6) Form of Fund Facilitation Fee Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on June 5, 2017.

(d) (7) Form of Non-Qualified Stretch Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 12, 2017.

(d) (8) Form of Non-Grantor Trust Endorsement is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 12, 2017.

(d) (9) Form of Pre-Selected Beneficiary Payout Options Endorsement is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on April 25, 2018.

(e) Applications

(e) (1) Form of Variable Annuity Contract Application is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(f) Depositor’s Certificate of Incorporation and By-Laws

(f) (1) Amended and Restated Articles of Incorporation of Depositor are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(f) (2) By-laws of Depositor are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(g) Reinsurance Contracts

(g) (1) Reinsurance Agreement between Great-West Life & Annuity Insurance Company and Protective Life Insurance Company dated June 3, 2019 , filed with the Commission on April 29, 2022

(h) Participation Agreements

(h) (1) Participation Agreement with AIM Variable Insurance Fund is incorporated herein by reference to Post- Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 25, 2008.

(h) (2) Participation Agreement with ALPS Variable Investment Trust dated December 17, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (2) (i) Amendment to Participation Agreement with ALPS Variable Trust dated March 8, 2016 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(h) (3) Participation Agreement with American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.) dated October 24, 1996 is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 811-07549), filed with the Commission on October 30, 1996.

(h) (3) (i) Amendment to Participation Agreement with American Century Variable Portfolios dated February 15, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 24, 2001.

(h) (3) (ii) Amendment to Participation Agreement with American Century Variable Portfolios dated February 15, 2001 is incorporated by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-01153), filed with the Commission on April 12, 2002.

(h) (3) (iii) Amendment to Participation Agreement with American Century Variable Portfolios dated May 13, 2003 is incorporated by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on May 29, 2003.

(h) (3) (iv) Amendment to Participation Agreement with American Century Variable Portfolios dated December 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (4) Participation Agreement with American Funds Insurance Series dated January 28, 2008 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (4) (i) Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (4) (ii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (4) (iii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (5) Participation Agreement with Blackrock Variable Series Funds, Inc. dated April 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-194043), filed with the Commission on April 20, 2015.

(h) (6) Participation Agreement with Columbia Funds Variable Insurance Trust I dated April 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 16, 2010.

(h) (6) (i) Amendment to Participation Agreement with Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated April 29, 2011 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Form N-6 Registration Statement (File No. 333-70963), filed with the Commission on April 22, 2019.

(h) (7) Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust) dated April 20, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 24, 2001.

(h) (7) (i) Amendment to Participation Agreement with Delaware VIP Trust dated May 13, 2001 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 33352956), filed with the Commission on May 29, 2003.

(h) (7) (ii) Amendment to Participation Agreement with Delaware VIP Trust dated April 2005 is incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 29, 2005.

(h) (7) (iii) Amendment to Participation Agreement with Delaware VIP Trust dated November 14, 2011 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-176926), filed with the Commission on December 30, 2011.

(h) (8) Participation Agreement with DFA Investment Dimensions Group Inc. dated April 9, 2014 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on September 15, 2017.

(h) (9) Participation Agreement with DWS Variable Series II (formerly Scudder Variable Series II) dated May 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 16, 2002.

(h) (9) (i) Amendment to Participation Agreement with Scudder Variable Life Investment Fund dated  February 15, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 24, 2001.

(h) (9) (ii) Amendment to Participation Agreement with DWS Variable Series II (formerly Scudder Variable Series II) dated April 8, 2005 is incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 29, 2005.

(h) (9) (iii) Amendment to Participation Agreement with DWS Variable Series I dated December 13, 2011 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (9) (iv) Amendment to Participation Agreement with DWS Variable Series II dated December 13, 2011 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (10) Fund Participation Agreement with Eaton Vance Variable Trust dated April 28, 2016 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on October 17, 2016.

(h) (11) Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (File No. 333-70963), filed with the Commission on April 30, 2007.

(h) (11) (i) Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-145333), filed with the Commission on November 1, 2007.

(h) (11) (ii) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6  Registration Statement (File No. 333-145333), filed with the Commission on November 1, 2007.

(h) (11) (iii) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated October 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Form N-6 Registration Statement (File No. 333-70963), filed with the Commission on April 22, 2019.

(h) (11) (iv) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated September 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Form N-6 Registration Statement (File No. 333-70963), filed with the Commission on April 22, 2019.

(h) (11) (v) Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated April 28, 2017 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Form N-6 Registration Statement (File No. 333-70963), filed with the Commission on April 22, 2019.

(h) (11) (vi) Amendment to Amended and Restated Participation Agreement among Empower (formerly Great-West), Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Produccts V and Fidelity Distributors Corporation dated August 24, 2022 -  Filed herein.

(h) (12) Participation Agreement with First Trust Variable Insurance Trust dated March 21, 2017 is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on April 21, 2017.

(h) (13) Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust dated May 1, 2000 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (13) (i) Amendment to Fund Participation Agreement with Franklin Templeton Variable Insurance Trust dated December 5, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (13) (ii) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated March 15, 2022 - Filed herein.

(h) (14) Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated May 1, 1999 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-204262), filed with the Commission on June 24, 2015.

(h) (14) (i) Amendment to Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated April 11, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (15) Participation Agreement with Great-West Funds, Inc. dated December 15, 2011 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-176926), filed with the Commission on December 19, 2011.

(h) (16) Participation Agreement with Janus Aspen Series is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 811-07549), filed with the Commission on October 30, 1996.

(h) (16) (i) Amendment to Participation Agreement with Janus Aspen Series dated February 7, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 24, 2001.

(h) (16) (ii) Amendment to Participation Agreement with Janus Aspen Series dated February 9, 1999 is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 16, 2002.

(h) (16) (iii) Amendment to Participation Agreement with Janus Aspen Series dated May 13, 2003 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on May 29, 2003.

(h) (16) (iv) Amendment to Participation Agreement with Janus Aspen Series dated November 8, 2011 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-176926), filed with the Commission on December 30, 2011.

(h) (17) Fund Participation Agreement with JPMorgan Insurance Trust dated April 24, 2009 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (18) Participation Agreement with Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust dated May 20, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(h) (18) (i) Amendment to Participation Agreement with Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Advisor LLC, and Franklin Distributors, LLC dated March 15, 2022 - Filed herein.

(h) (19) Amended and Restated Participation Agreement with MFS Variable Insurance Trust and MFS  Variable Insurance Trust II dated May 1, 2009; and Amendment to Participation Agreement with MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Variable Insurance Trust III dated April 1, 2017, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on April 21, 2017.

(h) (20) Participation Agreement with Neuberger Berman Advisers Management Trust dated March 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 26, 2006.

(h) (21) Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on May 29, 2003.

(h) (21) (i) Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on May 29, 2003.

(h) (21) (ii) Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 29, 2005.

(h) (21) (iii) Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-176926), filed with the Commission on December 19, 2011.

(h) (21) (iv) Amendment to Participation Agreement with PIMCO dated August 19, 2022 - Filed herein.

(h) (22) Participation Agreement with Putnam Variable Trust dated March 31, 2010 and Amendment to Participation Agreement dated October 5, 2011 are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-176926), filed with the Commission on December 30, 2011.

(h) (23) Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated February 1, 2002 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-170070), filed with the Commission on May 1, 2012.

(h) (23) (i) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 10, 2008 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (23) (ii) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 30, 2011 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (24) Participation Agreement with Van Eck Worldwide Insurance Trust dated October 25, 1996 is incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 811-07549), filed with the Commission on October 30, 1996.

(h) (24) (i) Amendment to Participation Agreement with Van Eck Worldwide Insurance Trust dated April 23, 2009 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 16, 2010.

(h) (24) (ii) Amendment to Fund Participation Agreement with Van Eck VIP Trust (formerly known as Van Eck Worldwide Insurance Trust) dated December 28, 2011 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-177070), filed with the Commission on May 1, 2012.

(h) (25) Form of Rule 22c-2 Shareholder Information Agreement is incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-4 Registration Statement (File No. 333-52956), filed with the Commission on April 27, 2007.

(i) Administrative Contracts- None.

(j) Other Material Contracts – Not Applicable.

(k) Legal Opinion

(k) (1) Opinion of Counsel and Consent is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on December 22, 2016.

(l) Other Opinions

(l) (1) Written Consent of Eversheds Sutherland (US) LLP
-Filed herein.

(l) (2) Written Consents of Deloitte & Touche, LLP.
-Filed herein.

(l)(3) Written Consent of KPMG  LLP.
-Filed herein.

(l) (4) Powers of Attorney
-Filed herein.

(m) Omitted Financial Statements – Not Applicable.

(n) Initial Capital Agreements – Not Applicable.

(o) Form of Initial Summary Prospectus – Not Applicable.

(p) Organizational chart of Power Corporations of Canada - Filed herein.

Item 28. Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
R.H. Linton, Jr.	(2)	President and Chief Operating Officer
C. E. Waddell	(2)	President, Empower Personal Wealth
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
C. Kline	(2)	Executive Vice President and Chief Information Officer
J.F. Bevacqua	(2)	Chief Risk Officer
K.I. Schindler	(3)	Chief Compliance Officer
S.M. Sanchez	(2)	Chief Human Resources Officer
K. Noble	(3)	General Counsel and Chief Legal Officer
T. Wilson	(2)	Senior Vice President and Chief Product Development Officer
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
M. Harger	(2)	Senior Vice President, Client Services
W. Jeffries	(2)	Senior Vice President, Operations
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Empower Funds, Inc.
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
R. Logsdon	(2)	Deputy General Counsel and Corporate Secretary
K.S. Roe	(2)	Corporate Controller
G. Mitchener	(2)	Appointed Actuary

(1)                 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(2)                 8515 East Orchard Road, Greenwood Village, Colorado 80111.

(3)                 8525 East Orchard Road, Greenwood Village, Colorado 80111.

(4)                 Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporations of Canada is attached as an exhibit herein.

Item 30. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of  Empower (formerly Great-West) whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 — INDEMNIFICATION

Section 7-109-101. Definitions. As used in this article:

(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)
“Expenses” includes counsel fees.

(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)
“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)
“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)
Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)
The person’s conduct was in good faith; and

(b)
The person reasonably believed:

(I)                In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and

(II)           In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and

(c)               In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.

(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)
A corporation may not indemnify a director under this section:

(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)
Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)
A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a)
The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;

(b)
The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

(c)               A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)
The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)
Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109- 102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109- 102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.

(2)
The determinations required by subsection (1) of this section shall be made:

(a)
By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)
If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)
If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)
By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)
By the shareholders.

(4)
Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)
Unless otherwise provided in the articles of incorporation:

(a)
An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)
A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

(c)               A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)
A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)
Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Empower

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)
“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)               “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)
“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)
the person conducted himself or herself in good faith; and

(b)
the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)               in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)
if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)
with respect to the matter(s) giving rise to the proceeding:

(i)                  the person conducted himself or herself in good faith; and

(ii)               the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)            in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(iv)           if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 31. Principal Underwriter

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Coffman, Benjamin P.	Assistant Financial Officer	Senior Director Financial Reporting
Creutzmann, Scott E.	Director	Senior Vice President and Chief Compliance Officer
Gilmer, Joseph F.	Assistant Financial Officer	Senior Analyst Financial Reporting
Guerrera, Darren C.	Chief Financial Officer	Vice President
Hicks, Victoria Ann	Senior Supervisory Principal	Senior Supervisory Principal
Johnson, Julena G.	Assistant Compliance Officer	Director Regulatory
Lee, Felicia M.	Secretary	Secretary, Vice President, and Senior Counsel
Lippeatt, Jason H.	Supervisory Principal	Supervisory Principal
McCreless, Kevin L.	Chief Compliance Officer	Senior Director Regulatory
Morsch, Letitia A.	Assistant Secretary, and Director	Vice President, Head of Retail Retirement Operations
Reed, Alisha D.	Director	Vice President, Head of Marketing Strategy
Richards, Megan P.	Assistant Secretary	Assistant Secretary
Tennent, Rayburn	Assistant Financial Officer	Senior Analyst Financial Reporting
Wagner, James	President and Director	Senior Vice President and Chief Distribution Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111 and at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services - Not Applicable.

Item 34. Fee Representation

The Depositor, Empower Annuity Insurance Company of America, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company of America.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Birmingham, and State of Alabama, on this 28th day of April, 2023.

VARIABLE ANNUITY-2 SERIES ACCOUNT
(Registrant)

By:	/s/Edmund F. Murphy III
Edmund F. Murphy III*
President and Chief Executive Officer

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Depositor)

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III*
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jeffrey Orr	Chairman of the Board	April 28, 2023
R. Jeffrey Orr*

/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 28, 2023
Edmund F. Murphy III*

/s/ Andra S. Bolotin	Executive Vice President and Chief Financial Officer	April 28, 2023
Andra S. Bolotin*

/s/ John L. Bernbach	Director	April 28, 2023
John L. Bernbach*

/s/ Robin Bienfait	Director	April 28, 2023
Robin Bienfait*

/s/ Marcel R. Coutu	Director	April 28, 2023
Marcel R. Coutu*

/s/ André R. Desmarais	Director	April 28, 2023
André R. Desmarais*

/s/ Paul G. Desmarais, Jr.	Director	April 28, 2023
Paul G. Desmarais, Jr.*

/s/ Gary A. Doer	Director	April 28, 2023
Gary A. Doer*

/s/ Gregory J. Fleming	Director	April 28, 2023
Gregory J. Fleming*

/s/ Claude Généreux	Director	April 28, 2023
Claude Généreux*

	Signature	Title	Date

	/s/ Alain Louvel	Director	April 28, 2023
Alain Louvel*

	/s/ Paula B. Madoff	Director	April 28, 2023
Paula B. Madoff*

	/s/ Paul A. Mahon	Director	April 28, 2023
Paul A. Mahon*

	/s/ Robert L. Reynolds	Director	April 28, 2023
Robert L. Reynolds*

	/s/ T. Timothy Ryan, Jr.	Director	April 28, 2023
T. Timothy Ryan, Jr.*

	/s/ Jerome J. Selitto	Director	April 28, 2023
Jerome J. Selitto*

	/s/ Gregory D. Tretiak	Director	April 28, 2023
Gregory D. Tretiak*

	/s/ Brian E. Walsh	Director	April 28, 2023
Brian E. Walsh*

*By:	/s/ Brandon J. Cage	*Attorney-in-fact pursuant to Power of Attorney	April 28, 2023
Brandon J. Cage

 EXHIBIT INDEX

(h) (11) (vi) Amendment to Amended and Restated Participation Agreement among Empower (formerly Great-West), Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Produccts V and Fidelity Distributors Corporation dated August 24, 2022

(h) (13) (ii) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated March 15, 2022

(h) (18) (i) Amendment to Participation Agreement with Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Advisor LLC, and Franklin Distributors, LLC dated March 15, 2022

(h) (21) (iv) Amendment to Participation Agreement with PIMCO dated August 19, 2022

(l) (1) Consent of Eversheds Sutherland US, LLP

(l) (2) Consent of Deloitte & Touche, LLP

(l) (3) Consent of KPMG LLP

(l) (4) Powers of Attorney

(p) Organizational chart of Power Corporation of Canada